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                                                                   EXHIBIT 10.3


                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (the "Agreement") is made and entered into as of August 26, 1999, by and between CyberGuard Corporation, a Florida corporation (the "Company"), and Fernwood Partners II, LLC, a Delaware limited liability company ("Lender").

1.       Loan and Use of Proceeds

         Subject to and upon the terms and conditions herein set forth, the Lender agrees to loan to the Company the aggregate principal amount of $3,699,484.38 (the "Loan"). The Company's obligation to pay the principal of, and interest on, the Loan shall be evidenced by the Note (as defined below). The proceeds of the Loan shall be used (i) to satisfy the existing indebtedness of the Company to Fernwood Partners, LLC, which indebtedness is evidenced by that certain Promissory Note previously executed by the Company in the original principal amount of $1,125,000, (ii) for payment of Lender's expenses pursuant to Section 17 hereof, and (iii) for general corporate purposes.

2.       Promissory Note

         The Company hereby covenants and agrees to issue a convertible promissory note in the form of Exhibit A hereto to the Lender (the "Note") in the principal amount of the Loan. The Note will be secured by all of the Company's assets pursuant to a Security Agreement in the form of Exhibit B hereto. The Note will only be subordinated in right of payment to the Senior Debt (as defined below) of the Company.

         The Note will mature on June 30, 2002. The Note will bear interest at the rate of 11.5% per annum from the date of issuance. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Accrued interest shall be payable quarterly on January 1, April 1, July 1 and October 1 of each year, commencing October 1, 1999, to the entity or persons in whose name the Note is issued; except that interest accruing from the date of issuance of the Note through July 1, 2000 shall be compounded quarterly on January 1, April 1, July 1 and October 1, commencing October 1, 1999, and added to the principal amount of the Note. Any amount of principal or interest not paid when due (whether at the stated due date, at maturity, upon acceleration, or otherwise) shall thereafter bear interest until paid in full at the rate of 17.5% per annum. The Note may be presented for transfer or exchange at the office of the Company, which office is currently located at 2000 West Commercial Blvd., Suite 200, Ft. Lauderdale, Florida 33309. No service charge will be made for transfer or exchange of the Note.

3.       Conversion Rights

         The Lender will have the right ("Conversion Right"), at the Lender's option, to convert all or any portion of the principal and accrued interest of the Note into fully paid and nonassessable shares of the Company's Common Stock ("Common Stock"). The number of shares of Common Stock into which the Note may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount of the Note, together with all accrued interest to the date of conversion, by the conversion price in effect at the time of conversion (the "Conversion Price"). The Conversion Price shall be equal to One Dollar ($1.00), subject to adjustment in accordance with the terms of the Note.

         Upon conversion of the Note, the Lender will have and be entitled to exercise the registration rights granted pursuant to Section 13 of this Agreement with respect to the shares of Common Stock issued upon conversion of the Note.

4.       Warrant Rights

         The Company will grant the Lender a Common Stock Purchase Warrant (the "Warrant") in the form of Exhibit C hereto that is exercisable into the number of shares of Common Stock equal to the aggregate dollar amount of the Loan (rounded to the nearest dollar) (the "Exercise Shares"). The Warrant shall have



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an exercise price of $2.00 per share (the "Exercise Price"). The number of
Exercise Shares and the Exercise Price shall be subject to adjustment in accordance with the terms of the Warrant. The Warrant shall have a term of five
(5) years.

         Upon exercise of the Warrant, the Lender will have and be entitled to exercise the registration rights granted pursuant to Section 13 of this Agreement with respect to the shares of Common Stock issued upon exercise of the Warrant.

5.       Subordination

         The Note is a secured obligation of the Company, in priority second only to the existing indebtedness of the Company to Coast Business Credit, a division of Southern Pacific Bank (the "Senior Debt"). The Note shall be subordinated in right of payment to the Senior Debt. The Lender agrees to execute any subordination agreement reasonably requested by any holder of the Senior Debt.

         No payment may be made by the Company on account of the principal of and interest on the Note, unless and until the principal of and interest of the Senior Debt is either current or until such payment default has been cured or waived or otherwise has ceased to exist.

         Upon any distribution of assets of the Company or upon any dissolution, winding up, liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or a similar proceeding or upon assignment for the benefit of creditors or any marshaling of assets or liabilities, (i) the holders of all Senior Debt will first be entitled to receive payment in full (or have such payment duly provided for) before the Lender is entitled to receive any payment on account of the principal of, premium, if any, or interest on, the Note and (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities to which the Lender would be entitled (by setoff or otherwise), except for the subordination provisions contained in this Agreement, will be paid by the liquidating trustee or agent or other person making such a payment or distribution directly to the lenders of Senior Debt or their representative to the extent necessary to make payment in full of all such Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company shall be received by the Lender at a time when such payment or distribution is prohibited by the foregoing provisions, such payment or distribution shall be held in trust for the holders of Senior Debt, and shall be paid or delivered by the Lender, as the case may be, to the holders of the Senior Debt remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt held or represented by each, for application to the payment of all such Senior Debt remaining unpaid, to the extent necessary to pay or to provide for the payment of all such Senior Debt in full after giving effect to any concurrent payment or distribution to the holders of the Senior Debt.

         No provision contained in this Agreement or the Note will affect the obligation of the Company, which is absolute and unconditional, to pay, when due, principal of and premium, if any, and interest on the Note as and when the same shall become due and payable. The subordination provisions of this Agreement and the Note will not prevent the occurrence of any default or event of default under this Agreement or the Note or limit the rights of the Lender, subject to the preceding paragraphs, to pursue any other rights or remedies with respect to the Note.

6.       Conversion at the Company's Option

         At the option of the Company, the Note may be converted into shares of Common Stock at the Conversion Price if (i) shares of the Common Stock close at a price in excess of Four Dollars ($4.00) per share for ninety (90) consecutive trading days, and (ii) the shares of Common Stock into which the Note is converted are fully registered under the Securities Act of 1933, as amended (the "Securities Act"), and freely transferrable.

7. Acceleration of the Note at the Option of the Lender Upon a Change of Control

         In the event that a Change of Control (as defined in the Note) has occurred, the Lender will have the right, in its sole discretion, to declare the entire principal amount and accrued interest of the Note immediately due and payable.



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8.       Events of Default and Remedies

         The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and the Company shall give the Lender immediate notice thereof: (a) the failure of the Company to make any payment of principal or interest under the Note when due, (b) the Company becomes subject to any bankruptcy, insolvency, receivership or debtor relief proceedings and, in the case of any such proceedings initiated against the Company, the same have not been discharged within sixty (60) days after institution, (c) the Company makes an assignment for the benefit of creditors, or admits in writing an inability to pay its debts generally as they become due, (d) the Company fails to comply with or perform any covenant, agreement or condition of this Agreement or any other Loan Document, (e) any statement, representation or warranty in any of the Loan Documents is false, misleading or erroneous in any material respect on the date thereof, and such statement, representation or warranty is not made true and correct (as of the time such corrective action is taken) within the applicable grace period (if any) provided for in such Loan Document, (f) the occurrence of any event or condition deemed to be a default under or as defined in any other Loan Document, or (g) the Company breaches of defaults under any material contract or obligation which has or may reasonably be expected to have a material adverse effect on the business or operations of the Company, including, with limitation, a default by the Company under the Senior Debt; provided, however, the Lender acknowledges that as of the date hereof, the Company is in default under the Senior Debt for failure to timely file the reports listed on Exhibit D. For purposes of this Agreement, the term "Loan Documents" shall mean this Agreement and the other documents and agreements executed in connection herewith (as the same may be further amended, supplemented, restated or otherwise modified from time to time), including, without limitation, the Note, the Warrant and the Security Agreement.

         If an Event of Default occurs then all principal and accrued interest on the Note will be immediately due and payable without any declaration or other act on the part of the Lender. The Lender is authorized to rescind such acceleration if all existing Events of Default, other than the nonpayment of the principal of, and interest on, the Note that has become due solely by such acceleration, has been cured or waived; provided, however, the Lender shall have no obligation to rescind any such acceleration or waive any Event of Default.

9.       Conditions Precedent to Obligations of Lender

         The obligations of the Lender to make the Loan is subject to the satisfaction of the following conditions precedent:


         A. The Company shall have procured loans in the aggregate principal amount of at least $250,000 from certain employees, officers or members of the Company's Board of Directors, which loans shall be evidenced by convertible promissory notes of the Company, the terms of which shall be identical to the
Note issued to the Lender hereunder. The employees, officers or members of the Company's Board of Directors who make such loans shall be granted warrants to purchase Common Stock of the company on the same terms as the Warrant granted to the Lender hereunder.

         B. Except as disclosed in Exhibit D hereof, the Company shall have filed all reports required to be filed pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         C. If required, the Company shall have obtained the written consent of Coast Business Credit to the Company's use of a portion of the proceeds of the Loan to satisfy the existing indebtedness of the Company to Fernwood Partners, LLC.

10.      Covenants of the Company

         In order to induce the Lender to enter into this Agreement and to make the Loan, the Company covenants and agrees as follows:

         A. Payment and Performance. The Company will pay all amounts due under the Note in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition of this Agreement or any other





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Loan Document. The Company will cause each of its subsidiaries to observe, perform and comply with every such term, covenant and condition.

         B. Books, Financial Statements and Reports. The Company will at all times maintain materially accurate books of account and records and will furnish the following statements and reports to Lender at the Company's expense:

                  (1) As soon as available, and in any event within ninety (90) days after the end of each fiscal year, consolidated financial statements of the Company together with all Note thereto, prepared in reasonable detail in accordance with generally accepted accounting principles ("GAAP"), together with an unqualified opinion (except for qualification due to preexisting class action matters), based on an audit using generally accepted auditing standards, by Price Waterhouse Coopers, or other independent certified public accountants selected by the Company and reasonably acceptable to the Lender.

                  (2) As soon as available, and in any event within forty-five
(45) days after the end of each fiscal quarter, the Company's consolidated and consolidating balance sheet as of the end of such fiscal quarter and consolidated and consolidating statements of the Company's earnings and cash flows for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal year-end adjustments.

                  (3) As soon as available, and in any event within twenty-one
(21) days following the end of each calendar month, the Company's consolidated and consolidating balance sheet as of the end of such month and consolidated and consolidating statements of the Company's earnings and cash flow for the period from the beginning of the then current fiscal year to the end of such month, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal year-end adjustments.

                  (4) As soon as available, and in any event within five (5) business days following the end of each week, the Company's consolidated and consolidating statement of the Company's cash flow for such week; provided, however, that this obligation shall cease as soon as the Company is profitable for two (2) consecutive quarters.

                  (5) Monthly receivable agings, aged by invoice date, and by due date, within ten (10) days after the end of each month.

                  (6) Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers within ten (10) days after the end of each month.

                  (7) All such other reports with respect to the Company (including budgets, sales projections, operating plans and other financial documentation), as the Lender shall from time to time reasonably specify subject to limitations of applicable federal and state securities laws.

         C. Senior Debt. The Company covenants and agrees that it will not borrow from and be indebted to Coast Business Credit, a division of Southern Pacific Bank, or any affiliate thereof, or any other lender (beside the Lender), which collectively equals an amount which in the aggregate exceeds $2,500,000.

         D. Other Information and Inspections. The Company will furnish to the Lender any information which the Lender may from time to time reasonably request in writing concerning any covenant, provision or condition of this Agreement or any other Loan Document, or any matter in connection with the Company's businesses and operations. Upon reasonable notice, the Company will permit representatives appointed by the Lender (including independent accountants, auditors, agents, attorneys, appraisers and any other persons) to visit and inspect during normal business hours the Company's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain. The Lender agrees to maintain the confidentiality of all such information disclosed to it and agrees and acknowledges that it will




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not directly or indirectly trade in any of the Company's securities during any period in which it has material information relating to the Company which is not publicly available.

         E. Notice of Material Events and Change of Address. The Company will promptly notify the Lender in writing, stating that such notice is being given pursuant to this Agreement, of:

                  (1) the occurrence of any material adverse change in the business or operations of the Company;

                  (2) the occurrence of any Event of Default of which it has knowledge;

                  (3) the acceleration of the maturity of any indebtedness owed by the Company or of any default by the Company under any material indenture, mortgage, agreement, contract or other instrument to which it is a party of which it has knowledge; and

                  (4) any filing of any suit or proceeding against the Company having a claim or potentially a claim of $100,000 or more.

         F. Payment of Taxes, etc. The Company will (a) timely file all required tax returns; (b) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property unless contested in good faith; and (c) maintain appropriate accruals and reserves for all of the foregoing in accordance with GAAP.

         G. Agreement to Deliver Security Documents. The Company agrees to deliver and to further secure the Note whenever requested by the Lender, in its sole and absolute discretion, with deeds of trust, mortgages, chattel mortgages, security agreements, financing statements and other security documents in form and substance reasonably satisfactory to the Lender for the purpose of granting, confirming, and perfecting liens or security interests in any real or personal property now owned or hereafter acquired by the Company.

         H. Perfection and Protection of Security Interests and Liens. The Company will from time to time deliver to the Lender any financing statements, continuation statements, extension agreements and other documents, properly completed and executed (and acknowledged when required) by the Company in form and substance reasonably satisfactory to the Lender.

         I. Reporting Requirements. The Company will file in a timely manner the reports required to be filed by it under the Securities Act, the Exchange Act, and the rules and regulations adopted by the Commission thereunder, and will take such further action as the Lender may reasonably request, all to the extent required from time to time to enable the Lender to sell within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the Commission. Upon the reasonable request of the Lender, the Company will deliver to the Lender a written statement as to filings made by the Company with the Commission.

         J. Reporting Under Section 13. The Company covenants and agrees that it will provide to the Lender any information required for the preparation and filing of a schedule by the Lender pursuant to Section 13 of the Exchange Act, and that the Company will assume any and all costs incurred by the Lender as the result of the preparation and filing of such schedule.

         K. Maintenance of Insurance. The Company shall (a) maintain with financially sound and reputable insurance companies insurance on itself and its properties in at least such amounts and against at least such risks as are customarily insured against in the same general area by companies engaged in the same or a similar business, which insurance shall in any event not provide for materially less coverage than the insurance in effect on the date hereof,
(b) maintain the Lender as a named additional insured and loss payee, subordinated to the Senior Debt, in respect of such insurance, and (c) furnish to the Lender from time to time, upon written request, the policies under which such insurance is issued, certificates of insurance and such other information relating to such insurance as the Lender may request.




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         L. Liens. The Company shall not create, incur, assume or suffer to exist, directly or indirectly, any lien, encumbrance, pledge, assignment, preference, priority or other security interest of any kind whatsoever (collectively, a "Lien") on any of the Collateral (as defined in the Security Agreement), other than:

                  (1) Liens in favor of (a) the holder of the Senior Debt existing on the date hereof, (b) the Lender pursuant to the terms hereof and the other Loan Documents, and (c) the persons or entities who have loaned money to the Company on the date hereof, are a party to the Security Agreement and are listed on Exhibit E attached hereto;

                  (2) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with GAAP;

                  (3) Statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate bonds have been posted; and

                  (4) Liens created pursuant to capitalized leases and to secure other purchase money indebtedness, provided that such Liens are only in respect of the property or assets subject to, and secure only, the respective capitalized lease or other purchase money indebtedness.

         M. Advances, Investments and Loans. The Company shall not lend money or credit or make advances to any Person, or directly or indirectly purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to any Person, except that the following shall be permitted:

                  (1) accounts receivable owned by the Company if created in the ordinary course of the business of the Company and payable or dischargeable in accordance with customary trade terms; and

                  (2) loans and advances by the Company to its employees in the ordinary course of its business not exceeding $25,000 in the aggregate at any one time outstanding.

         N. Dividends. Except for any liability arising from the class action litigation described on Exhibit H hereof, the Company shall not declare or pay any dividends (other than dividends payable solely in Common Stock) or return any capital to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, any shares of any class of its capital stock now or hereafter outstanding (or any options or warrants issued with respect to its capital stock), or set aside any funds for any of the foregoing purposes.

         O. Financial Covenants. So long as any principal of or interest on any of the Note shall remain unpaid, the Company will:

                  (1) Maintain a ratio of Consolidated Current Assets to Consolidated Current Liabilities (excluding the Note, the notes issued to the persons or entities listed on Exhibit E hereto and the Senior Debt) at all times of not less than 1:1; and

                  (2) Maintain the Net Worth of the Company and its subsidiaries, on a consolidated basis, at all times in an amount of at least One Dollar ($1.00).

         The term "Consolidated Current Assets" shall mean all assets that as of the date of determination thereof and in accordance with GAAP, consistently applied, should be classified as current assets on a consolidated balance sheet




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of the Company and its subsidiaries. The term "Consolidated Current
Liabilities' shall mean all liabilities that as of the date of determination thereof and in accordance with GAAP, consistently applied, should be classified as current liabilities on a consolidated balance sheet of the Company and its subsidiaries. The term "Net Worth" shall mean the difference between the total assets (including intangibles) and total liabilities (excluding subordinated indebtedness, if any, and Preferred Stock and shareholders' equity) as shown on a balance sheet of the Company and its subsidiaries on a consolidated basis, prepared in accordance with GAAP, consistently applied.

         P. Litigation Cooperation. Should any third party suit or proceeding be initiated by or against the Lender with respect to any Collateral (as defined in the Security Agreement) or relating to the Company, the Company shall, without expense to the Lender, make available to the Lender the Company's officers, employees and agents and the Company's books and records, to the extent that the Lender may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

         Q. Rights and Warrants. Except for the warrants issued (i) to the Lender, (ii) to the persons or entities listed on Exhibit E in connection with this Agreement, and (iii) in connection with the class action litigation described on Exhibit H hereof, during any fiscal year of the Company, the Company shall not issue any rights or warrants which collectively entitle the holders thereof to subscribe for or purchase shares of any class of the Company's capital stock in excess of 500,000 shares of the Company's capital stock, plus the unexercised portion of the outstanding rights and warrants that expire, are forfeited or otherwise terminate during such fiscal year. Further, the Company shall not amend, alter or otherwise modify any agreement or option entitling the holder thereof to subscribe for or purchase shares of any class of the Company's capital stock.

         R. SEC Filings. On or before August 31, 1999, the Company will file with the Commission its Form 10-K for its fiscal year ended June 30, 1999. On or before September 15, 1999, the Company will file with the Commission its Form 10-Qs for the quarters ended September 30, 1998, December 31, 1998, and March 31, 1999.

         S. Senior Debt Restructuring. The Company shall use its best efforts to have the Senior Debt restructured on the terms set forth on Exhibit F hereto on or before September 7, 1999. In the event the Senior Debt is not restructured on such terms by such date, Lender may, in its sole discretion, advance to the Company funds necessary to satisfy the Senior Debt (the amount required to satisfy the Senior Debt, including all fees and expenses related thereto, if any, is referred to herein as the "Payoff Amount"; provided, however, the Payoff Amount shall not include the Secured Term Loan No. 1 in the principal amount of $650,000 which amount will be repaid to Coast Business Credit ("Coast") through the use of the cash balance that is held by Coast as security for the Secured Term Loan No. 1). The Payoff Amount shall be paid directly to the holder of the Senior Debt, on behalf of the Company, and shall be deemed an additional loan to the Company hereunder. Upon satisfaction of the Senior Debt, the Company shall terminate the Loan Agreement with the holder of the Senior Debt and take whatever action is necessary to have the security interest granted to the holder of the Senior Debt released. Upon satisfaction of the Senior Debt, the Company shall execute and deliver to the Lender (i) a convertible promissory note, the terms and conditions of which shall be identical to the Note, in the principal amount of the Payoff Amount, and (ii) a Common Stock Purchase Warrant, the terms and conditions of which shall be identical to the Warrant, exercisable into the number of shares of Common Stock equal to the aggregate dollar amount of the Payoff Amount (rounded to the nearest dollar). Upon satisfaction of the Senior Debt, Lender shall have a first-priority perfected security interest in the Collateral (as defined in the Security Agreement). Upon satisfaction of the Senior Debt, Sections 5 and 10.C of this Agreement shall be deleted in their entirety.

11.      Representations and Warranties of the Company

         The Company makes the following representations and warranties:

         A. Corporate Status. The Company (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage, and (iii) is duly qualified and is authorized to do business and is in good standing as a foreign corporation in every foreign jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified.





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         B. Authority. The executive officers executing the Loan Documents have the full authority of the Company and its Board of Directors to accept and bind the Company to the terms and conditions of this Agreement, the other Loan Documents and all exhibits attached hereto and thereto.

         C. Capitalization. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, having a par value of $.01 per share and 5,000,000 shares of Preferred Stock, having a par value of $.01 per share (the "Preferred Stock").

         D. Options and Rights. Except as set forth on Exhibit G hereto, no person has any agreement or option or any right or privilege (whether by or at law, preemptive or contractual) capable of becoming an agreement, including convertible securities, warrants or convertible obligations of any nature, for the purchase, subscription, allotment or issuance of any unissued shares of Common Stock or Preferred Stock.

         E. Common Stock. As of the date hereof, there were 9,089,101 shares of Common Stock issued and outstanding and 13,661,968 shares of Common Stock reserved for issuance upon the exercise of options or warrants or upon the conversion of convertible securities. All of such outstanding shares of Common Stock are, and the shares of Common Stock issuable upon conversion of the Note and/or exercise of the Warrant will be upon issuance, fully paid and nonassessable. Each share of Common Stock has an equal and ratable right to receive dividends when, as and if declared by the Board of Directors of the Company out of assets legally available therefor. The Company is subject to certain restrictions on the payment of dividends on, and the repurchase or redemption of, the Common Stock under the provisions of the Senior Debt. In the event of a liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share equally and ratably in the assets available for distribution after payment of all liabilities. The holders of Common Stock have no preemptive, subscription, conversion or redemption rights, and are not subject to other calls or assessments by the Company. There are no sinking fund provisions applicable to the Common Stock. Each share of Common Stock is entitled to one vote in the election of directors and on all other matters submitted to a vote of stockholders. Holders of Common Stock have no right to cumulate their votes in the election of directors. As of the date hereof, there are no shares of Preferred Stock issued or outstanding.

         F. No Violation. Neither the execution, delivery or performance by the Company of this Agreement or the other Loan Documents, nor compliance by it with the terms and provisions hereof and thereof, nor the consummation of the transactions contemplated herein and therein, (i) will contravene any applicable provisions of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, or (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien, security interest or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which the Company is a party or by which it or any of its property or assets is bound or to which it may be subject, or (iii) will violate any provisions of the Certificate of Incorporation or By-Laws of the Company.

         G. Company Filings. Except as disclosed on Exhibit D hereof, the Company represents and warrants that it has filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, copies of which have been made available to the Lender, that were required to be filed with (a) the Commission, and (b) any other federal, state or local governmental or regulatory authority. All such reports, registrations and filings are collectively referred to as the "Company Filings". As amended, restated or, with respect to the financial statements contained therein, corrected in a subsequent filing, each of the Company Filings (a) was true and complete in all material respects, and (b) complied in all material respects with all of the statutes, rules and regulations enforced or promulgated by the governmental or regulatory authority with which it was filed (or was amended so as to be so promptly following discovery of any such noncompliance) and none contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading.

         H. Transfer Agent and Registration. The Company represents and warrants that the Transfer Agent and Registrar for the Common Stock is American Stock Transfer & Trust Company, and further covenants and agrees to notify the Lender in writing within ten (10) days of any change of the Transfer Agent or Registrar.

         I. Financial Statements; Financial Condition; Etc. The financial statements contained in the Company Filings, as amended, restated or corrected in a subsequent filing, were prepared in accordance with GAAP consistently applied and fairly present the financial condition and the results of operations of the entities covered thereby on the dates and for the periods covered thereby, except as disclosed in the Note thereto and, with respect to interim financial statements, subject to normally recurring year-end adjustments. The Company has no material liability (contingent or otherwise) not reflected in such financial statements or in the Note thereto.

         J. Litigation. Except as set forth on Exhibit H hereof, there are no actions, suits or proceedings pending or threatened (i) with respect to this Agreement or the other Loan Documents or any of the transactions contemplated herein or therein, or (ii) that could, individually or in the aggregate, result in a material adverse effect upon the business, operations, properties, assets, prospects or condition (financial or otherwise) of the Company, or the ability of the Company to perform, or of the Lender to enforce, any of the Loan Documents.

         K. Title to Property. The Company is and shall be the owner of the Collateral (as defined in the Security Agreement), with good and valid title thereto, free and clear of all encumbrances, liens or security interests other than the security interest granted to Coast Business Credit and the security interest granted to the Lender pursuant to the Security Agreement.

         L. Compliance with Securities Laws. The Company represents and warrants that the concurrent issuance of convertible promissory notes and warrants to the Company's employees, officers and members of the Company's Board of Directors who have made loans to the Company does not violate the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, or any applicable state securities laws or regulations (collectively, the "Securities Laws"), except where such violation would not have a material adverse effect on the Company. For purposes of this Section 11.L, the phrase "material adverse effect" shall mean any payments made by the Company (including recission payments) to the persons or entities listed on Exhibit E hereof resulting from a violation of the Securities Laws, which payments are equal to or greater than $20,000 to any one such person or entity, or $75,000 in the aggregate.

12.      Representations and Warranties of the Lender

         The Lender makes the following representations and warranties:

         A. Investment Purpose. The Lender is acquiring the Note and the Warrant and the shares of Common Stock issuable upon conversion or exercise thereof, for its own account, for investment only and not with a view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

         B. Accredited Investor Status. The Lender is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

         C. Reliance on Exemptions. The Lender understands that the Note and the Warrant are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Lender's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Lender set forth herein in order to determine the availability, of such exemptions.

         D. Information. The Lender and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Note and Warrant which have been requested by the Lender or its advisors. The Lender and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Lender believe to be satisfactory answers to any such inquiries. The Lender understands that its investment in the Note and Warrant involves a significant degree of risk. The Lender further acknowledges receipt of the "Risk Factors" supplement attached hereto.

         E. Governmental Review. The Lender understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Note and the Warrant.

         F. Transfer or Resale. The Lender understands the limitations on resale or transfer of the Note and the Warrant incorporated herein and those additional restrictions applicable pursuant to securities laws.

         G. Legends. The Lender understands that the Note and Warrant and, until such time as the shares of Common Stock issuable upon the conversion or exercise of the Note and/or Warrant have been registered under the Securities Act as contemplated herein, such shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless s old pursuant to Rule 144 under said Act."

13.      Registration Rights

         A. Form S-3. Notwithstanding any provisions contained in this Agreement or any other document to the contrary, the Company shall cause a registration statement under Form S-3 to be filed with the Securities and Exchange Commission ("Commission") permitting the resale of the shares issuable upon conversion of the Note and/or the exercise of the Warrant (collectively the "Registrable Securities"). The Lender agrees and acknowledges that the Company has advised the Lender that it is presently not eligible to utilize Form S-3 because, among other reasons, of its failure to timely file its Form 10-K for its fiscal year ended on June 30, 1998, and its Form 10-Qs for its fiscal year ended on June 30, 1999. The Lender further acknowledges that the Company will not be eligible to use a Form S-3 for at least one year after it has filed such Form 10-K, provided that it otherwise meets the "registration eligibility" requirements set forth in the general instructions to Form S-3. The parties agree that the Company shall not be required to register any Registrable Securities except (i) pursuant to a Form S-3, as and when available to the Company, (ii) pursuant to the demand registration granted below, and
(iii) pursuant to the piggyback registration rights granted below. Additionally, the Company acknowledges that Lender may at its option convert the Note and/or exercise the Warrant into non-registered shares of the Company.

         B. Demand Registration. To the extent not otherwise registered, after one year from the date hereof the Lender shall have the right to demand from the Company, at its expense, a registration of shares issuable upon conversion of the Note and/or exercise of the Warrant pursuant to a Form S-1. If the Company shall receive a written request from the Lender that the Company file a registration statement under the Securities Act, or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of at least 500,000 Registrable Shares (subject to adjustment for stock splits, stock dividends, recapitalizations, and other reorganizations), then the Company shall within five (5) days after the Company receives such written request to file a registration statement use its best efforts to cause to be registered under the Securities Act the Registrable Shares which the Company has been so requested to register. Any request for registration under this Section 13.B must be for a firmly or best efforts underwritten public offering to be managed by an underwriter or underwriters of recognized national standing selected by the Lender. A registration requested pursuant to this Section 13.B will not be deemed to have been effected unless it has become effective.

         C. Piggyback Registration. Subject to the limitations set forth in this Section 13.C, if the Company shall propose to issue and register shares of its equity securities on its own behalf or to register equity securities on behalf of any holder of its equity securities under the Securities Act, the Company shall give written notice as promptly as possible of such registration to each of the holders of the Note and the Warrant (which notice shall include the anticipated filing date of the Registration Statement and the number of its equity securities proposed to be included in the Registration Statement), and will use its best efforts to include in the offering such amount of the Registrable Securities as any such holder (a "Participating Holder") shall request to be included by written notice to the Company received within fifteen
(15) days after receipt of the Company's notice, upon the same terms (including the method of distribution) as the equity securities being sold by the Company or any such holder pursuant to any such offering (a "Piggyback Registration").

                  (i) Requirements of Request. Each request delivered to the Company pursuant to this Section 13.C shall: (i) specify the amount of Registrable Securities intended to be offered and sold by the Participating Holder; and (ii) contain the undertaking of the Participating Holder to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the commission and state securities and "blue sky" laws and to obtain acceleration of the effective date of the Registration Statement.

                  (ii) Limitations on Incidental Registrations. The obligations of the Company to cause Registrable Securities to be registered pursuant to this Section 13.C are subject to each of the following limitations, conditions and qualifications:

                           (a) The Company shall not be required to give notice
or include Registrable Securities in any registration if the proposed registration is primarily: (A) a registration of a stock option, thrift, employee benefit or compensation plan or of securities issued or issuable pursuant to any such plan; (B) a registration of securities proposed to be issued in connection with a dividend reinvestment plan or stock purchase plan;
(C) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation or other entity; (D) a registration of securities to be offered by the Company to its then existing security holders; or (E) a registration of securities which is a combination of any of the above.

                           (b) If the Company is advised by the managing
underwriter or its investment banking firm if the offering is not underwritten, that the inclusion of Registrable Securities may, in the opinion of such underwriter or investment banking firm, as the case may be, materially adversely affect the successful marketing of the securities proposed to be offered by the Company, the number of shares of Registrable Securities to be included in the offering shall be reduced or eliminated to the extent necessary as shall be reasonably determined by such underwriter or investment banker, as the case may be, in good faith; provided that as to the Participating Holders, such reduction shall be pro rata with respect to all securities to be sold by persons other than the Company; and, provided, further, that in such event, the Participating Holders shall have the right to withdraw their requests to participate in the offering.

                           (c) The Company may, in its sole discretion and
without the consent of or prior notice to any Participating Holder, withdraw such registration statement and abandon the proposed offering in which the Participating Holder had requested to participate at any time.

         D. Prohibited Sales of Securities. Notwithstanding the foregoing, the Company shall have the right to prohibit the sale of Registrable Securities pursuant to any Registration Statement filed pursuant to this Section 13, upon notice to the applicable holder (i) if in the opinion of counsel for the Company, the Company would thereby be required to disclose information not otherwise then required by law to be publicly disclosed, provided that the Company shall use its best efforts to minimize the period of time in which it shall prohibit the sale of any shares of Registrable Securities pursuant to this clause (i), (ii) during the period starting with the date 10 days prior to the Company's estimate of the date of filing of, and ending on a date 90 days after the effective date of, a Company initiated registration in which the person requesting registration is entitled to participate in accordance with the provisions of this Section 13 hereof, or such longer post-effective periods as may be reasonably required by the underwriter or underwriters if such offering is underwritten, or (iii) upon the happening of any event, as a result of which the Prospectus under the Registration Statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (in which case, the Company shall promptly provide the person requesting registration with revised or supplemental prospectuses and such person shall promptly take action to cease making any offers of the Registrable Securities until receipt and distribution of such revised or supplemental prospectuses).

14.      Indemnification

         The Company shall pay, indemnify, defend, and hold the Lender and its shareholders, officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them in connection with or as a result of or related to the execution, delivery, enforcement, performance, and administration of this Agreement and any other Loan Documents or the transactions contemplated herein, and with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the Loan provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). The Company shall have no obligation to any Indemnified Person hereunder with respect to any Indemnified Liability that has resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Note.

15.      Governing Law

         This Agreement shall be governed by the laws of the State of Connecticut, without regard to conflict of law principles.

16.      Notice

         Any notice or communication required to be given hereunder shall be deemed effectively given when personally delivered, when received by receipted overnight delivery, or five (5) days after being deposited in the U.S. mail, with postage prepaid thereon, certified registered mail, return receipt requested, addressed as follows:

         To the Lender:    Fernwood Partners II, LLC
                                    100 First Stamford Place, Suite 625
                                    Stamford, Connecticut 06902
                                    Attn: Richard L. Scott

         To Company:                CyberGuard Corporation
                                    2000 W. Commercial Blvd., Suite 200
                                    Fort Lauderdale, Florida 33309

1.       EXPENSE REIMBURSEMENT

         On the date the Loan is funded, the Company agrees to pay all of Lender's legal expenses and out-of-pocket expenses related to the proposed transaction with the proceeds of the Loan, up to a maximum aggregate amount of $30,000. Subsequent to the date the Loan is funded, the Company agrees to pay on demand all reasonable expenses of the Lender (including the reasonable fees and out-of-pocket expenses of counsel to the Lender) in connection with the negotiation, preparation, execution and delivery of any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document, as well as in connection with the enforcement of the obligations represented by this Agreement or any other Loan Document.

17.      Partial Invalidity

         If any provision of this Agreement or the application thereof to any party or circumstances is held to be invalid or unenforceable, the remainder of this Agreement and the application of any such provision to other parties or circumstances shall not be affected thereby, the provisions of this Agreement being severable in any such instance. No invalid provision hereof shall affect or impair any other provision of this Agreement.

18.      Amendments

         Any amendment or modification to this Agreement shall not be effective unless signed in writing by the parties hereto.

19.      Headings; Construction

         The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof, words used herein of any gender shall be construed to include any other gender where appropriate, and words used herein which are either singular or plural shall be construed to include the other where appropriate.

20.      Successors and Assigns

         All of the covenants, stipulations, promises, and agreements of this Agreement shall bind the parties' successors and assigns, whether so expressed or not; provided, however, that the Company may not, without the prior consent of the Lender, assign any rights, duties, or obligations under this Agreement.

21.      No Oral Agreements

         This Agreement and the Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

22.      Public Announcements

         The Company shall not release, publish, or otherwise make available to the public in any manner whatsoever any information or announcement regarding the transactions herein contemplated without the prior written consent of Lenders, except for information, press releases and filings required in connection with securities and other laws.

23.      WAIVER OF TRIAL BY JURY

         THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING FROM ANY SOURCE INCLUDING, BUT NOT LIMITED TO, THE CONSTITUTION OF THE UNITED STATES OR ANY STATE THEREIN, COMMON LAW OR ANY APPLICABLE STATUTE OR REGULATIONS. THE PARTIES ACKNOWLEDGE THAT THEY ARE KNOWINGLY AND VOLUNTARILY WAIVING THEIR RIGHT TO DEMAND TRIAL BY JURY.

25.      Survival

         All representations and warranties made under this Agreement and all statements, certifications and other information provided in or pursuant to this Agreement or any other Loan Document shall be deemed to be made, and shall be true and correct, as of the date hereof and shall survive, and not be waived by, the execution hereof by the Lender or any investigation or inquiry of the Lender.

26.      COUNTERPARTS

         This Agreement may be executed in two or more counterparts, each and all of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

                                                         SIGNATURE PAGE FOLLOWS

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of August, 1999.


                                    COMPANY:
                                    CyberGuard Corporation



                                    By:
                                        ---------------------------------------
                                    Its:



                                    LENDER:
                                    Fernwood Partners II, LLC



                                    By:
                                        ---------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                   EXHIBIT A

                          Convertible Promissory Note

                                   EXHIBIT B

                               Security Agreement

                                   EXHIBIT C

                                    Warrant

                                   EXHIBIT D

                              Filings Not Current
FORM 10-K

The Company's Form 10-K (Annual Report) for the fiscal year ended June 30, 1998 has not been filed. The due date was September 28, 1998. The Company will not file this report. This report in effect will be brought current with the Company's June 30, 1999 Form 10-K filing.


FORM 10-Q

The Company's quarterly Form 10-Q filings for the fiscal year ended June 30, 1999 have not been filed.

                                   EXHIBIT E

                                 Other Lenders
    NO.    NAME                                                        AMOUNT
    ---    ----                                                        ------
     1 Dawn Garnish                                                  $1,000.00
     2 William Confare                                              $10,000.00
     3 Stephen Rotolo                                                $4,000.00
     4 Chela Graziella Diaz-DeVillegas                               $3,000.00
     5 Nancy Parrish                                                 $1,000.00
     6 Roger Barranco                                                $3,000.00
     7 Wade Scholine                                                 $1,000.00
     8 Phyllis Weber                                                 $1,000.00
     9 Hadi Mettawa                                                  $3,000.00
    10 Mark Smith                                                    $3,000.00
    11 James Divietri                                                $5,000.00
    12 Reed Tarpley                                                  $1,000.00
    13 Ray Artz                                                      $3,000.00
    14 Beth Reid                                                     $2,000.00
    15 Gregory Hesselberg                                            $2,000.00
    16 Fred Lee Brown, Jr.                                           $3,000.00
    17 Righter Kunkel                                               $10,000.00
    18 Anderson Jackson                                             $18,000.00
    19 Michael Keene                                                 $2,000.00
    20 Mark Heuser                                                   $3,000.00
    21 Diana Norwood                                                 $8,000.00
    22 Soheila Amiri                                                 $7,000.00
    23 Benjamin Treiber                                              $1,000.00
    24 David Edrich                                                  $2,000.00
    25 David R. Proctor*                                           $150,000.00
    26 Terrence A. Zielinski                                        $25,000.00
    27 Richard Rifenburgh                                           $15,000.00
    28 C. Shelton James Defined Benefit Keogh Plan                  $10,000.00
    29 Diana Shahinian                                              $10,000.00
    30 Michael Wittig                                               $37,000.00
    31 Patrick O. Wheeler                                           $35,000.00
    32 Frederick O. Hawkes                                          $15,000.00
    33 Leland R. Reiswig                                            $10,000.00
    34 David Vandewater                                            $100,000.00
    35 William G. Scott                                            $100,000.00
    36 David Manning                                                $10,000.00
                                                                   -----------
       TOTAL                                                       $614,000.00
                                                                   ===========
       * $50,000-Cash; $100,000-Note

                                   EXHIBIT F

                           Senior Debt Restructuring

                                   EXHIBIT G

                           Stock Options and Warrants

                                   EXHIBIT H

                                   Litigation
CLASS ACTION

Twenty-five class action lawsuits have been filed by alleged shareholders against CyberGuard Corporation and certain current and former officers and directors. Pursuant to the order issued by Judge Alan Gold, these actions have been consolidated into one action, Stephen Cheney v. CyberGuard Corporation, Case No. 98-6879-CIV-Gold, in the United States District Court for the Southern District of Florida.

DST

Digital Signature Trust Co. vs. CyberGuard Corporation, Case No. 99CV 0417G, in the United States District Court for the Southern District of Utah, Central Division.

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (the Agreement") is made and entered into as of August 26, 1999, by and between CyberGuard Corporation, a Florida corporation (the "Company"), and the persons or entities who have executed the counterpart signature pages attached hereto (individually a "Lender" and collectively, the "Lenders").

Loan and Use of Proceeds

         Subject to and upon the terms and conditions herein set forth, Lenders agree to loan to the Company the aggregate principal amount of $614,000.00 (the "Loan"). The Company's obligation to pay the principal of, and interest on, the Loan shall be evidenced by the Notes (as defined below). The proceeds of the Loan shall be used (i) to satisfy the existing indebtedness of the Company to Fernwood Partners, LLC ("Fernwood I"), which indebtedness is evidenced by that certain Promissory Note previously executed by the Company in the original principal amount of $1,125,000, (ii) for payment of certain expenses in connection with a loan from Fernwood Partners II, LLC entered into on the date hereof (the "Fernwood Loan") and (iii) for general corporate purposes.

Promissory Notes

         The Company hereby covenants and agrees to issue a convertible subordinated promissory note in the form of Exhibit A hereto to each of the Lenders (collectively, the "Notes") in the principal amounts set forth on Exhibit B hereto. The Notes will be secured by all of the Company's assets pursuant to a Security Agreement in the form of Exhibit C hereto. The Notes will only be subordinated in right of payment to the Senior Debt (as defined below) of the Company.

         The Notes will mature on June 30, 2002. The Notes will bear interest at the rate of 11.5% per annum from the date of issuance. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Accrued interest shall be payable quarterly on January 1, April 1, July 1 and October 1 of each year, commencing October 1, 1999, to the entity or persons in whose names the Notes are issued; except that interest accruing from the date of issuance of the Notes through July 1, 2000 shall be compounded quarterly on January 1, April 1, July 1 and October 1, commencing October 1, 1999, and added to the principal amount of the Note. Any amount of principal or interest not paid when due (whether at the stated due date, at maturity, upon acceleration, or otherwise) shall thereafter bear interest until paid in full at the rate of
17.5 % per annum. The Notes may be presented for transfer or exchange at the office of the Company, which office is currently located at 2000 West Commercial Blvd., Suite 200, Ft. Lauderdale, Florida 33309. No service charge will be made for transfer or exchange of the Notes.

Conversion Rights

         The Lenders will have the right ("Conversion Right"), at the Lenders' option, to convert all or any portion of the principal and accrued interest of the Notes into fully paid and nonassessable shares of the Company's Common Stock ("Common Stock"). The number of shares of Common Stock into which the Notes may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount of the Notes, together with all accrued interest to the date of conversion, by the conversion price in effect at the time of conversion (the "Conversion Price"). The Conversion Price shall be equal to One Dollar ($1.00), subject to adjustment in accordance with the terms of the Notes.

Warrant Rights

         The Company will grant each of the Lenders a Common Stock Purchase Warrant (collectively, the "Warrants") in the form of Exhibit D hereto that is exercisable into the number of shares of Common Stock set forth on Exhibit E hereto (the "Exercise Shares"). The Warrants shall have an exercise price of $2.00 per share (the "Exercise Price"). The number of Exercise Shares and the Exercise Price shall be subject to adjustment in accordance with the terms of the Warrants. The Warrants shall have a term of five (5) years.

Subordination

         The Notes are secured obligations of the Company subordinate to the existing indebtedness of the Company to Coast Business Credit, a division of Southern Pacific Bank (the "Senior Debt") and of the same priority in interest as Fernwood I under the Fernwood Loan. Each Lender agrees to execute any subordination agreement reasonably requested by any holder of the Senior Debt.

         No payment may be made by the Company on account of the principal of and interest on the Notes, unless and until the principal of and interest of the Senior Debt is either current or until such payment default has been cured or waived or otherwise has ceased to exist.

         Upon any distribution of assets of the Company or upon any dissolution, winding up, liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or a similar proceeding or upon assignment for the benefit of creditors or any marshaling of assets or liabilities, (i) the holders of all Senior Debt will first be entitled to receive payment in full (or have such payment duly provided for) before the Lenders are entitled to receive any payment on account of the principal of, premium, if any, or interest on, the Notes and (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities to which the Lenders would be entitled (by setoff or otherwise), except for the subordination provisions contained in this Agreement, will be paid by the liquidating trustee or agent or other person making such a payment or distribution directly to the lenders of Senior Debt or their representative to the extent necessary to make payment in full of all such Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company shall be received by the Lenders at a time when such payment or distribution is prohibited by the foregoing provisions, such payment or distribution shall be held in trust for the holders of Senior Debt, and shall be paid or delivered by the Lenders, as the case may be, to the holders of the Senior Debt remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt held or represented by each, for application to the payment of all such Senior Debt remaining unpaid, to the extent necessary to pay or to provide for the payment of all such Senior Debt in full after giving effect to any concurrent payment or distribution to the holders of the Senior Debt.

         No provision contained in this Agreement or the Notes will affect the obligation of the Company, which is absolute and unconditional, to pay, when due, principal of and premium, if any, and interest on the Notes as and when the same shall become due and payable. The subordination provisions of this Agreement and the Notes will not prevent the occurrence of any default or event of default under this Agreement or the Notes or limit the rights of the Lenders, subject to the preceding paragraphs, to pursue any other rights or remedies with respect to the Notes.

Conversion at the Company's Option

         At the option of the Company, the Notes may be converted into shares of Common Stock at the Conversion Price if (i) shares of the Common Stock close at a price in excess of Four Dollars ($4.00) per share for ninety (90) consecutive trading days, and (ii) the shares of Common Stock into which the Notes are converted are fully registered under the Securities Act of 1933, as amended (the "Securities Act"), and freely transferable.

Repurchase of the Notes at the Option of the Lenders Upon a Change of Control

         In the event that a Change of Control (as defined in the Notes) has occurred, each Lender will have the right, in its sole discretion, to declare the entire principal amount and accrued interest of the Notes immediately due and payable.

Events of Default and Remedies

         The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and the Company shall give Lenders immediate notice thereof: (a) the failure of the Company to make any payment of principal or interest order the Notes when due, (b) if the Company fails to comply with or perform any covenant, agreement or condition of the Loan Documents or in the Loan Agreement of even date herewith between the Company and Fernwood Partners II, LLC. For purposes of this Agreement, the term "Loan Documents" shall mean this Agreement and the other documents and agreements executed in connection herewith (as the same may be further amended, supplemented, restated or otherwise modified from time to time), including, without limitation, the Notes, the Warrants and the Security Agreement.

         If an Event of Default occurs then all principal and accrued interest on the Notes will be immediately due and payable without any declaration or other act on the part of the Lenders. The Lenders are authorized to rescind such acceleration if all existing Events of Default, other than the nonpayment of the principal of, and interest on, the Notes that has become due solely by such acceleration, has been cured or waived; provided, however, the Lenders shall have no obligation to rescind any such acceleration or waive any Event of Default.

Conditions Precedent to Obligations of Lenders

         The obligations of the Lenders to make the Loan is subject to the satisfaction of the following condition precedent: if required, the Company shall have obtained the written consent of Coast Business Credit to the Company's use of a portion of the proceeds of the Loan to satisfy the existing indebtedness of the Company to Fernwood I.

Representations and Warranties of the Company

         The Company makes the following representations and warranties:

1 Corporate Status. The Company (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage, and (iii) is duly qualified and is authorized to do business and is in good standing as a foreign corporation in every foreign jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified, except where the failure of any of the above would not have a material adverse effect on the Company.

2 Authority. The executive officers executing the Loan Documents have the full authority of the Company and its Board of Directors to accept and bind the Company to the terms and conditions of this Agreement, the other Loan Documents and all exhibits attached hereto and thereto.

Representations and Warranties of the Lenders

         The Lenders make the following representations and warranties:

3 Investment. The Lenders are acquiring the Notes and the Warrants and the shares of Common Stock issuable upon conversion or exercise thereof, for their own account, for investment only and not with a view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

4 Reliance on Exemptions. The Lenders understand that the Notes and the Warrants are being offered and sold to them in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Lenders' compliance with, the representation, warranties, agreements, acknowledgments and understandings of the Lenders set forth herein in order to determine the availability, of such exemptions.

5 Information. The Lenders and their respective advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Notes and Warrants which have been requested by the Lenders or their respective advisors. The Lenders and their respective advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Lenders believe to be satisfactory answers to any such inquiries. The Lenders understand that their investment in the Notes and Warrants involves a significant degree of risk.

6 Governmental Review. The Lenders understand that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Notes and the Warrants.

7 Transfer or Resale. The Lenders understand the limitations on resale or transfer of the Notes and the Warrants incorporated herein and those additional restrictions applicable pursuant to securities laws.

8 Legends. The Lenders understand that the Notes and Warrants and, until such time as the shares of Common Stock issuable upon the conversion or exercise of the Note and/or Warrant have been registered under the Securities Act as contemplated herein, such shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as mended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities trader said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless s old pursuant to Rule 144 under said Act. "

Registration Rights

9 Piggyback Registration. Subject to the limitations set forth in this Section 23.9, if the Company shall propose to issue and register shares of its equity securities on its own behalf or to register equity securities on behalf of any holder of its equity securities under the Securities Act, the Company shall give written notice as promptly as possible of such registration to each of the holders of the Notes and the Warrants (which notice shall include the anticipated filing date of the Registration Statement and the number of its equity securities proposed to be included in the Registration Statement), and will use its best efforts to include in the offering such mount of the Registrable Securities as any such holder (a "Participating Holder") shall request to be included by written notice to the Company received within fifteen
(15) days after receipt of the Company's notice, upon the same terms (including the method of distribution) as the equity securities being sold by the Company or any such holder pursuant to any such offering (a "Piggyback Registration").

1 Requirements of Request. Each request delivered to the Company pursuant to this Section 23.9 shall: (i) specify the amount of Registrable Securities intended to be offered and sold by the Participating Holder; and (ii) contain the undertaking of the Participating Holder to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the commission and state securities and "blue sky" laws and to obtain acceleration of the effective date of the Registration Statement.

2 Limitations on Incidental Registrations. The obligations of the Company to cause Registrable Securities to be registered pursuant to this Section 23.9 are subject to each of the following limitations, conditions and qualifications:

         (A) THE COMPANY SHALL NOT BE REQUIRED TO GIVE NOTICE OR INCLUDE REGISTRABLE SECURITIES IN ANY REGISTRATION IF THE PROPOSED REGISTRATION IS
PRIMARILY: (A) A REGISTRATION OF A STOCK OPTION, THRIFT, EMPLOYEE BENEFIT OR COMPENSATION PLAN OR OF SECURITIES ISSUED OR ISSUABLE PURSUANT TO ANY SUCH PLAN; (B) A REGISTRATION OF SECURITIES PROPOSED TO BE ISSUED IN CONNECTION WITH A DIVIDEND REINVESTMENT PLAN OR STOCK PURCHASE PLAN; (C) A REGISTRATION OF SECURITIES PROPOSED TO BE ISSUED IN EXCHANGE FOR SECURITIES OR ASSETS OF, OR IN CONNECTION WITH A MERGER OR CONSOLIDATION WITH, ANOTHER CORPORATION OR OTHER ENTITY; (D) A REGISTRATION OF SECURITIES TO BE OFFERED BY THE COMPANY TO ITS THEN EXISTING SECURITY HOLDERS; OR (E) A REGISTRATION OF SECURITIES WHICH IS A COMBINATION OF ANY OF THE ABOVE.

         (B) IF THE COMPANY IS ADVISED BY THE MANAGING UNDERWRITER OR ITS INVESTMENT BANKING FIRM IF THE OFFERING IS NOT UNDERWRITTEN, THAT THE INCLUSION OF REGISTRABLE SECURITIES MAY, IN THE OPINION OF SUCH UNDERWRITER OR INVESTMENT BANKING FIRM, AS THE CASE MAY BE, MATERIALLY ADVERSELY AFFECT THE SUCCESSFUL MARKETING OF THE SECURITIES PROPOSED TO BE OFFERED BY THE COMPANY, THE NUMBER OF SHARES OF REGISTRABLE SECURITIES TO BE INCLUDED IN THE OFFERING SHALL BE REDUCED OR ELIMINATED TO THE EXTENT NECESSARY AS SHALL BE REASONABLY DETERMINED BY SUCH UNDERWRITER OR INVESTMENT BANKER, AS THE CASE MAY BE, IN GOOD FAITH; PROVIDED THAT AS TO THE PARTICIPATING HOLDERS, SUCH REDUCTION SHALL BE PRO RATA WITH RESPECT TO ALL SECURITIES TO BE SOLD BY PERSONS OTHER THAN THE COMPANY; AND, PROVIDED, FURTHER, THAT IN SUCH EVENT, THE PARTICIPATING HOLDERS SHALL HAVE THE RIGHT TO WITHDRAW THEIR REQUESTS TO PARTICIPATE IN THE OFFERING.

         (C) THE COMPANY MAY, IN ITS SOLE DISCRETION AND WITHOUT THE CONSENT OF OR PRIOR NOTICE TO ANY PARTICIPATING HOLDER, WITHDRAW SUCH REGISTRATION STATEMENT AND ABANDON THE PROPOSED OFFERING IN WHICH THE PARTICIPATING HOLDER HAD REQUESTED TO PARTICIPATE AT ANY TIME.

10 Prohibited Sales of Securities. Notwithstanding the foregoing, the Company shall have the right to prohibit the sale of Registrable Securities pursuant to any Registration Statement filed pursuant to this Section 23.10, upon notice to the applicable holder (i) if in the opinion of counsel for the Company, the Company would thereby be required to disclose information not otherwise then required by law to be publicly disclosed, provided that the Company shall use its best efforts to minimize the period of time in which it shall prohibit the sale of any shares of Registrable Securities pursuant to this clause (i), (ii) during the period starting with the date 10 days prior to the Company's estimate of the date of filing of, and ending on a date 90 days after the effective date of, a Company initiated registration in which the person requesting registration is entitled to participate in accordance with the provisions of this Section 23.10 hereof, or such longer post-effective periods as may be reasonably required by the underwriter or underwriters if such offering is underwritten, or (iii) upon the happening of any event, as a result of which the Prospectus under the Registration Statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (in which case, the Company shall promptly provide the person requesting registration with revised or supplemental prospectuses and such person shall promptly take action to cease making any offers of the Registrable Securities until receipt and distribution of such revised or supplemental prospectuses).

Governing Law

         This Agreement shall be governed by the laws of the State of Florida, without regard to conflict of law principles.

Notice

         Any notice or communication required to be given hereunder shall be deemed effectively given when personally delivered, when received by receipted overnight delivery, or five (5) days after being deposited in the U.S. mail, with postage prepaid thereon, certified registered mail, return receipt requested, addressed as follows:

         To Lenders:      To the address of the Lenders set forth on the
                          counterpart signature pages of the Security Agreement dated August 26, 1999

         To Company:      CyberGuard Corporation
                          2000 W. Commercial Boulevard
                          Fort Lauderdale, Florida 33309

Partial Invalidity

         If any provision of this Agreement or the application thereof to any party or circumstances is held to be invalid or unenforceable, the remainder of this Agreement and the application of any such provision to other parties or circumstances shall not be affected thereby, the provisions of this Agreement being severable in any such instance. No invalid provision hereof shall affect or impair any other provision of this Agreement.

Amendments

         Any amendment or modification to this Agreement shall not be effective unless signed in writing by the parties hereto.

Headings; Construction

         The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof, words used herein of any gender shall be construed to include any other gender where appropriate, and words used herein which are either singular or plural shall be construed to include the other where appropriate.

Successors and Assigns

         All of the covenants, stipulations, promises, and agreements of this Agreement shall bind the parties' successors and assign, whether so expressed or not; provided, however, that the Company may not, without the prior consent of the Lenders, assign any rights, duties, or obligations under this Agreement.

NO ORAL AGREEMENTS

         THIS AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

WAIVER OF TRIAL BY JURY

         THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS THEY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY

WAY RELATED TO THIS AGREEMENT BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING FROM ANY SOURCE INCLUDING, BUT NOT LIMITED TO, THE CONSTITUTION OF THE UNITED STATES OR ANY STATE THEREIN, COMMON LAW OR ANY APPLICABLE STATUTE OR REGULATIONS. THE PARTIES ACKNOWLEDGE THAT THEY ARE KNOWINGLY AND VOLUNTARILY WAIVING THEIR RIGHT TO DEMAND TRIAL BY JURY.

Survival

         All representations and warranties made under this Agreement and all statements, certifications and other information provided in or pursuant to this Agreement or any other Loan Document shall be deemed to be made, and shall be true and correct, as of the date hereof and shall survive, and not be waived by, the execution hereof by the Lenders or any investigation or inquiry of the Lenders.

22.      COUNTERPARTS

         This Agreement may be executed in two or more counterparts, each and all of which shall be deemed an original and all of which together shall constitute but one and the same instrument.


                             SIGNATURE PAGE FOLLOWS

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seat this 26th day of August, 1999.



                                    COMPANY:


                                    CyberGuard Corporation,
                                    a Florida corporation


                                    By:
                                       ----------------------------------------
                                    Its:
                                         --------------------------------------


                                    LENDER:



                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------

                                   EXHIBIT A

                          Convertible Promissory Note

                                   EXHIBIT B

                           Principal Amount of Notes

  NO.         NAME                                                    AMOUNT
  ---         ----                                                    ------
   1 Dawn Garnish                                                   $1,000.00
   2 William Confare                                               $10,000.00
   3 Stephen Rotolo                                                 $4,000.00
   4 Chela Graziella Diaz-DeVillegas                                $3,000.00
   5 Nancy Parrish                                                  $1,000.00
   6 Roger Barranco                                                 $3,000.00
   7 Wade Scholine                                                  $1,000.00
   8 Phyllis Weber                                                  $1,000.00
   9 Hadi Mettawa                                                   $3,000.00
  10 Mark Smith                                                     $3,000.00
  11 James Divietri                                                 $5,000.00
  12 Reed Tarpley                                                   $1,000.00
  13 Ray Artz                                                       $3,000.00
  14 Beth Reid                                                      $2,000.00
  15 Gregory Hesselberg                                             $2,000.00
  16 Fred Lee Brown, Jr.                                            $3,000.00
  17 Righter Kunkel                                                $10,000.00
  18 Anderson Jackson                                              $18,000.00
  19 Michael Keene                                                  $2,000.00
  20 Mark Heuser                                                    $3,000.00
  21 Diana Norwood                                                  $8,000.00
  22 Soheila Amiri                                                  $7,000.00
  23 Benjamin Treiber                                               $1,000.00
  24 David Edrich                                                   $2,000.00
  25 David R. Proctor*                                            $150,000.00
  26 Terrence A. Zielinski                                         $25,000.00
  27 Richard Rifenburgh                                            $15,000.00
  28 C. Shelton James Defined Benefit Keogh Plan                   $10,000.00
  29 Diana Shahinian                                               $10,000.00
  30 Michael Wittig                                                $37,000.00
  31 Patrick O. Wheeler                                            $35,000.00
  32 Frederick O. Hawkes                                           $15,000.00
  33 Leland R. Reiswig                                             $10,000.00
  34 David Vandewater                                             $100,000.00
  35 William G. Scott                                             $100,000.00
  36 David Manning                                                 $10,000.00
                                                                  -----------
     TOTAL                                                        $614,000.00
                                                                  ===========
     * $50,000-Cash; $100,000-Note

                                   EXHIBIT C

                               Security Agreement

                                   EXHIBIT D

                                    Warrant

                                   EXHIBIT E

                                Exercise Shares

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT ("Agreement") is dated as of August 26, 1999, between CyberGuard Corporation, a Florida corporation ("Debtor"), and the persons or entities who have executed the counterpart signature pages attached hereto (individually, a "Secured Party" and collectively, the "Secured Parties").

         Recitals:

         A. Secured Parties have loaned $4,313,484.38 to Debtor, which loan is evidenced by Debtor's convertible subordinated promissory notes of even date herewith (the "Notes").

         B. The parties desire for Debtor to enter into this Agreement to, among other things, grant a security interest in its assets to Secured Parties in order to secure the full and complete payment and performance of the Notes.

         NOW, THEREFORE, in consideration of the foregoing, including in order to induce Secured Parties to make the loan, Debtor hereby agrees with Secured Parties as follows:

         1. To secure the full and prompt payment of all obligations of Debtor to Secured Parties, whether direct or indirect, contingent or absolute, now or hereafter due or owing to Secured Parties from Debtor pursuant to the Loan Documents, Debtor hereby grants to Secured Parties a security interest in the following assets (collectively, the "Collateral"):

                  a. All present and future inventory, equipment, fixtures, furniture, money, deposit accounts, and all other goods and personal property of every kind and nature whatsoever, wherever located, now owned or hereafter acquired by Debtor, and any and all present and future tax refunds of any kind whatsoever to which Debtor is now or shall hereafter become entitled;

                  b. All present and future accounts, contracts, contract rights, chattel paper, documents and general intangibles of Debtor, including, without limitation, inventories, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, customer lists, software, source code, intellectual property (including, without limitation, patents, copyrights, licenses software, source code, and intellectual property relating to Debtor's Firewall Software and all present and future products, technology and services), now owned or hereafter acquired or created by Debtor, and all rights of Debtor now or hereafter existing in and to all other contracts relating to any such accounts, contracts, contract rights, chattel paper, rights to payment, documents, instruments, and general intangibles;

                  c. all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the Collateral heretofore described;

                  d. All present and future increases, profits, combinations, reclassifications, improvements, and products of, accessions, attachments, and other additions to, tools, parts, and equipment used in connection with, and substitutes and replacements for, all or part of the Collateral heretofore described;

                  e. All present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale, lease, or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other person with respect to, all or any part of the Collateral heretofore described in this clause otherwise; and

                  f. All present and future security for the payment to Debtor of any of the Collateral heretofore described and goods which gave or will give rise to any of such Collateral or are evidenced, identified, or represented therein or thereby.

                  For purposes of this Agreement, the term "Loan Documents" shall mean any other documents or instruments executed in connection herewith, including, without limitation, the Notes and the Loan Agreement of even date herewith between Debtor and each of the Secured Parties (as the same may be further amended, restated, or otherwise modified from time to time).

         2. Debtor represents, covenants and warrants that:

                  a. Its principal place of business will continue to be 2000
W. Commercial Blvd., Suite 200, Ft. Lauderdale, Florida 33309.

                  b. Debtor shall sign and execute any financing statement or other documents required to perfect Secured Parties' security interest and pay all costs necessary to protect the security interest under this Agreement against the rights or interests of third parties, other than the rights of Debtor's existing secured lender, Coast Business Credit ("Coast").

                  c. Debtor authorizes Secured Parties to file one or more financing statements signed only by Secured Parties describing the Collateral in the same manner as it is described herein and Debtor shall, from time to time, at the request of Secured Parties, execute one or more financing statements and such other documents (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Secured Parties) and do such other acts and things, all as Secured Parties may request, to establish and maintain a valid security interest in the Collateral. Secured Parties are hereby appointed Debtor's irrevocable attorney-in-fact, coupled with an interest, to do all acts and things which Secured Parties may deem necessary to perfect and continue perfecting the security interest created hereby.

                  d. Except for (i) the security interest granted to Coast, and
(ii) the security interest granted hereby, Debtor is and shall be the lawful owner of the Collateral, with good right to pledge, sell, assign or transfer the same free from any lien, security interest or encumbrance, and Debtor will defend the Collateral against the claims and demands of all persons at any time claiming the same (other than Coast).

                  e. Debtor covenants and agrees that it shall not sell, transfer, lease or otherwise dispose of any of the Collateral (except for sales, transfers or dispositions of loaner and demo equipment in the ordinary course of business or sales of inventory in the ordinary course of business) without obtaining the prior written consent of Secured Parties to such sale, transfer, lease or other disposition.

                  f. Debtor covenants and agrees that it shall not move any item of equipment from the State in which it is now located (except for loaner and demo equipment moved in the ordinary course of business), locate at a new place of business, remove from a place of business as set forth above or establish a new chief executive office without giving the Secured Parties not less than thirty (30) days' prior written notice of such move, relocation, removal or establishment.

                  g. Debtor is a Florida corporation and the execution, delivery and performance of this Agreement are within Debtor's power and authority, have been duly authorized, and are not in contravention of any law or the terms of Debtor's charter, bylaws, or other incorporational papers, or any indenture, agreement or undertaking to which Debtor is a party or by which it is bound.

                  h. Debtor will collect its accounts receivable only in the ordinary course of business, will keep accurate and complete records of its accounts receivable and, from time to time, will permit Secured Parties to examine its business records and to make copies thereof.

                  i. As of the date hereof, Debtor is indebted to Coast in the amount of $1,914,692.00, which amount includes all principal and accrued and unpaid interest. Debtor covenants that so long as this Agreement is in effect the total indebtedness of Debtor to Coast will not exceed $2,500,000.

         3. Debtor shall be in default under this Agreement upon the happening of any of the following events, circumstances or conditions:

                  a. If a default occurs under any of the Loan Documents which is not cured within any applicable grace period, and Secured Parties shall have accelerated Debtor's obligations thereunder.

                  b. Debtor shall have materially violated any covenant, agreement, representation or warranty contained herein or in any other Loan Documents.

         4. Upon the occurrence of the events, circumstances and conditions of default as set forth in Paragraph 3 above:

                  a. At Secured Parties' option, and upon notice to Debtor, all of the obligations and liabilities of Debtor to Secured Parties evidenced herein or secured hereby shall immediately be due and payable.

                  b. Secured Parties shall have all the rights, remedies and privileges contained herein and in any other Loan Document, and the rights, remedies and privileges accorded to (a) a secured party by the Uniform Commercial Code in effect as of the date of this Agreement and as may be hereafter amended and (b) a creditor under any other applicable law.

                  c. Secured Parties shall have the right to notify the obligors under any of the Collateral to make payments owed to Debtor directly to Secured Parties, and to take control of all proceeds thereof and enforce any and all obligations of said obligors. The cost of such collection and enforcement, including attorneys' fees and out-of-pocket expenses, shall be borne solely by Debtor, whether the same are incurred by Secured Parties or Debtor. In order to facilitate Secured Parties' rights hereunder, Debtor does hereby irrevocably designate and appoint Secured Parties as Debtor's true and lawful attorney-in-fact, either in Debtor's own name, place and stead, or otherwise, at any time after the occurrence of an event of default, to ask, demand, receive, receipt and give acquittance for any and all amounts which are now or may hereafter become due and payable to Debtor and which are part of the Collateral.

                  d. Upon request of Secured Parties, Debtor shall assemble the Collateral or evidence thereof and make it available to Secured Parties at a place designated by Secured Parties.

                  e. Secured Parties may enter Debtor's premises where any of the Collateral is located, and take possession of and remove all or any portion of the Collateral or evidence thereof therefrom for purposes of disposition pursuant to this Agreement. Any proceeds of any disposition of any of the Collateral may be first applied by Secured Parties toward the payment of expenses in connection with the exercise of their rights and remedies hereunder, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds shall be applied by Secured Parties toward the payment of the indebtedness secured hereby, but in such order of application as Secured Parties may elect in their sole discretion.

                  f. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other person entitled to notice under the UCC; provided, however, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Parties may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than five (5) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice.

                  g. Debtor shall remain liable for any deficiency remaining after any sale or other disposition of the Collateral or any portion thereof.

                  h. All of the rights, powers, remedies and privileges of Secured Parties in the event of default by Debtor, as provided under this Agreement and under applicable law, including, but not limited to, the Uniform Commercial Code, shall be cumulative and in addition one to the other, and in addition to those rights, powers, remedies and privileges afforded Secured Parties under the provisions of any other Loan Documents.

         5. Notwithstanding anything contained in this Agreement to the contrary, each of the Secured Parties hereby irrevocably appoints and authorizes the Majority Secured Party, in its sole discretion, to take all actions or exercise all powers that are granted to the Secured Parties herein. The Majority Secured Party shall have the right, for the ratable benefit of all Secured Parties, for the enforcement of this Agreement and the collection of the Collateral, and may take all actions in connection therewith as it deems desirable in its sole discretion, without any authorization from the other Secured Parties. The other Secured Parties agree that they shall have no claim against the Majority Secured Party with respect to any action taken or not taken hereunder, or any loss resulting from such action or inaction, except for gross negligence and willful misconduct of the Majority Secured Party. Under no circumstance shall the Majority Secured Party be deemed a fiduciary to the other Secured Parties with respect to this Agreement. For purposes of this Agreement, the term "Majority Secured Party" shall mean the Secured Party or Secured Parties, as the case may be, holding fifty-one percent (51%) or more of the sum of the aggregate principal outstanding balance of the Notes.

         6. No waiver of, or acquiescence in, any default shall operate as a waiver of, or acquiescence in, any other default then existing or thereafter occurring, whether or not such other default be of the same type as that waived or acquiesced in. No delay or omission on the part of Secured Parties in exercising any right, power, remedy or privilege hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by Secured Parties of any right, power, remedy or privilege shall preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

         7. All rights of Secured Parties in connection herewith shall be subject to any and all subordination agreements, intercreditor agreements and similar agreements executed by Secured Parties in connection herewith.

         8. All rights in the Collateral granted to the Secured Parties hereunder shall be proportionate to each Secured Party's ratable interest in the total indebtedness of Debtor to the Secured Parties under the Notes.

         9. For the purpose of enabling Secured Parties to exercise rights and remedies under this Agreement at such time as Secured Parties shall be lawfully entitled to exercise such rights and remedies and for no other purpose, Debtor hereby grants to Secured Parties an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, assign or sublicense any of the Collateral, now owned or hereafter acquired by Debtor and wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Until such time as Secured Parties are entitled to exercise such rights and remedies Debtor is entitled to use the Collateral without payment of royalty or other compensation to Secured Parties. Upon payment in full of the indebtedness secured hereby, the license granted to the Secured Parties hereunder shall terminate.

         10. This Agreement shall be governed by the laws of the State of Connecticut, without regard to conflict of law principles.

         11. Debtor shall neither assign its rights nor delegate the performance of its duties hereunder without Secured Parties' prior written consent. Secured Parties may assign their rights and delegate the performance of their duties hereunder, and if Secured Parties do so, the assignee upon notifying Debtor shall be entitled to the performance of all Debtor's duties and to all Secured Parties' rights hereunder.

         12. To the full extent Debtor may do so under applicable law, Debtor agrees that Debtor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisal or valuation, and Debtor, for Debtor, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby WAIVES and RELEASES all rights of redemption, valuation, appraisal, and all rights to receive notices of presentment, demand, protest, dishonor, default, intention to mature or declare due the whole or any part of the secured indebtedness, notice of election to mature or declare due the whole or any part of the secured indebtedness, and all rights to a marshaling of the assets of Debtor, including the Collateral.

         13.      Miscellaneous.

                  a. All provisions herein shall inure to and become binding upon the heirs, executors, administrators, successors, representatives, receivers, trustees and assigns of the parties hereto.

                  b. Any notices required or allowed hereunder shall be in writing and shall be deemed satisfactorily given when deposited in the United States mail, postage prepaid, certified or registered mail, return receipt requested, or forwarded by a nationally recognized overnight courier service and, if to the Debtor, addressed to Debtor at the address set forth in Section 2(a) hereof, and if to a Secured Party, addressed to such Secured Party at the address set forth on the signature pages hereto (or such other address as may be specified in a written notice forwarded to the parties hereto as herein specified).

                  c. This Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms herein stated. This Agreement may not be modified, amended or changed in any manner, nor shall any waiver of any provision hereof be effective, except by an instrument in writing signed by the party against whom enforcement of such modification, amendment, change or waiver is sought.

                  d. If any term or provision of this Agreement, application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder hereof, or the application of such term or provision to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                  e. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

                  f. DEBTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING FROM ANY SOURCE INCLUDING, BUT NOT LIMITED TO, THE CONSTITUTION OF THE UNITED STATES OR ANY STATE THEREIN, COMMON LAW OR ANY APPLICABLE STATUTE OR REGULATIONS. DEBTOR ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.


                             SIGNATURE PAGE FOLLOWS

         IN WITNESS THEREOF, this Agreement has been duly executed by the parties as of the date and year first above written.


                                           "DEBTOR"

                                           CYBERGUARD CORPORATION



                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------



                                           "SECURED PARTY"



                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           Address:
                                                   ----------------------------

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                          CONVERTIBLE PROMISSORY NOTE

$------------

         FOR VALUE RECEIVED, on August 26, 1999, and pursuant to the terms and conditions of the Loan Agreement entered into on this same date (the "Loan Agreement"), the undersigned, CyberGuard Corporation, a Florida corporation ("Maker"), having a mailing address of 2000 West Commercial Blvd., Suite 200, Ft. Lauderdale, Florida 33309, promises to pay to the order of ____________________ ("Payee"), or its registered assigns (Payee or such registered assigns at the time being the registered holder or holders hereof are hereinafter collectively referred to as the "Holder"), at the Holder's address listed in the Security Agreement dated as of August , 1999, or at such other place as the Holder hereof may direct in writing, the aggregate principal sum of _______________ ($____________), together with interest from the date hereof on the unpaid principal amount, as follows:

         1. Interest. The unpaid principal amount hereof shall bear interest at the rate of 11.5% per annum. Any amount of principal or interest not paid when due (whether at the stated due date, at maturity, upon acceleration or otherwise) shall thereafter bear interest until paid in full at the rate of 17.5% per annum. Interest shall be computed on the actual number of days elapsed on the basis of a 360-day year consisting of twelve 30-day months.

         2. Principal and Interest Payments. Interest due hereunder shall be payable quarterly on January 1, April 1, July 1 and October 1 of each year commencing on October 1, 1999 and continuing on each January 1, April 1, July 1 and October 1 thereafter through the maturity date hereof; except that interest accruing from the date hereof through July 1, 2000 shall be compounded quarterly on January 1, April 1, July 1 and October 1, commencing October 1, 1999, and added to the principal amount of this Note. All principal due hereunder together with all accrued but unpaid interest shall become immediately due and payable without further notice on June 30, 2002. In the event that any payment date shall fall due on a Saturday, Sunday, legal holiday or a day on which federal banking institutions are not required to be open, payment shall be made on the next business day, but interest, shall continue to accrue until such payment is made.

         3. Payments. All payments of principal and interest are to be made in lawful money of the United States of America. All payments received shall be applied first to unpaid interest, then principal. This Note cannot be prepaid without the written consent of the Holder.

         4. Default. In the event that (a) any payment of principal or interest due hereunder is not paid when due; or (b) Maker becomes subject to any bankruptcy, insolvency, receivership or debtor relief proceedings and, in the case of any such proceedings initiated against Maker, the same have not been discharged within sixty (60) days after institution; or (c) Maker makes an assignment for the benefit of creditors, or admits in writing an inability to pay its debts generally as they become due; or (d) Maker fails to comply with or perform any covenant, agreement or condition of this Note or any other Loan Document; or (e) any statement, representation or warranty in any of the Loan Documents, is false, misleading or erroneous in any material respect on the date thereof, and such statement, representation or warranty is not made true and correct (as of the time such corrective action is taken) within the applicable grace period (if any) provided for in such Loan Document; or (f) the occurrence of any event or condition deemed to be a default under or as defined in any other Loan Document; then an event of default hereunder shall be deemed to have occurred and then or thereafter, at the option of the Holder hereof, the entire principal and accrued interest of this Note shall become immediately due and payable, without further notice to Maker. The failure of the Holder to exercise any right or remedy hereunder shall not be deemed to be a release or waiver of any obligation or liability of the Maker. As used herein, the term

"Loan Document" means any other document or instrument now or hereafter evidencing, governing, guaranteeing or securing this Note or any part thereof or otherwise executed in connection with the loan evidenced or governed by this Note, including, without limitation, the Loan Agreement and the Security Agreement.

         5. Remedies. Upon the occurrence of an event of default as described above, the Holder may exercise any rights and remedies available to it provided herein or by law or in equity. To the extent permitted by applicable law, all benefits, rights and remedies hereunder shall be deemed cumulative and not exclusive of any other thereof.

         6. Security. This Note is secured by the security interests and assignments created by that certain Security Agreement dated as of August , 1999 (as such may hereafter be amended, modified, supplemented and/or restated, the "Security Agreement"), executed by Maker in favor of the Secured Parties thereunder, to which Security Agreement reference is made for a more complete description of the collateral, the nature and extent of the security, and the rights of the Holder in respect of such security.

         7. Subordination. The indebtedness evidenced by this Note is expressly subordinated, to the extent and in the manner set forth in the Loan Agreement, in right of payment to the prior payment in full of all the Senior Indebtedness of Maker. As used in this Note, the term "Senior Indebtedness" shall mean the principal and unpaid accrued interest on all indebtedness of Maker to Coast Business Credit, a division of Southern Pacific Bank, including any renewals, extensions and refundings of such indebtedness.

         8. Conversion.

                  8.1 Conversion by Holder. Any Holder of this Note has the right, at the Holder's option, at any time prior to payment in full of the principal balance of this Note, to convert this Note, in accordance with the provisions of Section 8.3 hereof, in whole or in part, into fully paid and nonassessable shares of Common Stock of Maker (the "Common Stock"). The number of shares of Common Stock into which this Note may be converted (the "Conversion Shares") shall be determined by dividing the aggregate principal amount together with all accrued interest to the date of conversion by the Conversion Price (as defined below) in effect at the time of conversion. The initial Conversion Price shall be equal to One Dollar ($1.00).

                  8.2 Conversion by Maker. At the option of Maker, the entire principal amount together with all accrued interest of this Note may be converted into shares of Common Stock at the Conversion Price if (i) shares of the Common Stock close at a price in excess of Four Dollars ($4.00) per share for ninety (90) consecutive trading days, and (ii) the shares of Common Stock into which this Note is converted are fully registered under the Securities Act of 1933, as amended, and freely transferable.

                  8.3 Conversion Procedure.

                           (a) Notice of Conversion Pursuant to Section 8.1.
Before the Holder shall be entitled to convert this Note into shares of Common Stock, it shall surrender this Note at the office of Maker and shall give written notice by mail, postage prepaid, to Maker at its principal corporate office, of the election to convert the same pursuant to Section 8.1, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. Maker shall, as soon as practicable thereafter, issue and deliver to the Holder of this Note a certificate or certificates for the number of shares of Common Stock to which the Holder of this Note shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

                           (b) Notice of Conversion Pursuant to Section 8.2. If
this Note is converted by Maker pursuant to Section 8.2, written notice shall be delivered to the Holder of this Note at the address last shown on the records of Maker for the Holder or given by the Holder to Maker for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of Maker is located, notifying the Holder of the conversion to be effected, specifying the principal amount of the Note to be converted, the amount of accrued interest to be converted, the date on which such conversion will occur and calling upon such holder to surrender to Maker, in the manner and at the place designated, the Note.

                  8.4 Delivery of Stock Certificates. As promptly as practicable after the conversion of this Note, Maker at its expense will issue and deliver to the Holder of this Note a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion.

                  8.5 Mechanics and Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of Maker issuing any fractional shares to the Holder upon the conversion of this Note, Maker shall pay to the Holder the amount of outstanding principal that is not so converted, such payment to be in the form as provided below. Upon the conversion of this Note, the Holder shall surrender this Note, duly endorsed, at the principal office of Maker. At its expense, Maker shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of such Common Stock to which the Holder shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Maker), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described above. In the event of any conversion of this Note, such conversion shall be deemed to have been made immediately prior to the closing for the issuance and sale of such Common Stock and on and after such date the Holder of this Note entitled to receive the shares of such Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares. Upon conversion of this Note, Maker shall be forever released from its obligations and liabilities under this Note, except that Maker shall be obligated to pay the Holder, within ten (10) days after the date of such conversion, any interest accrued and unpaid or unconverted to and including the date of such conversion.

         9. Adjustments. The Conversion Price in effect at any time shall be subject to adjustment as follows:

                  (a) Dividends, Stock Splits and Reverse Stock Splits. In case the Company shall (i) declare a dividend on all its Common Stock in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine all the outstanding shares of its Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock (other than any reclassification upon a consolidation, merger, conveyance or transfer subject to Section 10) any shares, the Conversion Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Note upon conversion after such time shall be entitled to receive the number and kind of shares which the Holder would have owned or have been entitled to receive had this Note been converted immediately prior to such time. Such adjustment will become effective immediately prior to the opening of business on the day following the date on which such dividend is declared or such subdivision or combination becomes effective. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) Issuances Below Market. In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined pursuant to subsection (e) below) on such record date, the Conversion Price in effect immediately prior to the issuance of such rights or warrants shall be adjusted to a price determined by multiplying such Conversion Price by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares to be offered would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase. Such adjustment will become effective immediately prior to the opening of business on the day following such record date. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

                  (c) Special Dividends. In case the Company shall fix a record date for the making of a distribution to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of its indebtedness, securities or assets (excluding cash dividends paid out of retained earnings) or subscription rights or warrants (excluding those referred to in subsection (b) above), the Conversion Price in effect immediately prior to such distribution shall be adjusted by multiplying such Conversion Price by a fraction, of which the numerator shall be the current market price per share of Common Stock (as determined pursuant to subsection (e) below) on such record date, less the fair market value (as determined in good faith by the Board of Directors) of the portion of such evidences of indebtedness, securities or assets or of such subscription rights or warrants so applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of Common Stock. Such adjustment will become effective immediately prior to the opening of business on the day following such record date. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

                  (d) Other Distributions. In case the Company shall distribute evidences of its indebtedness, securities, assets, rights or warrants to any Person (as defined in Section 10) in connection with or as a result of or related to any pending or future claims, suits, actions or proceedings against the Company or any of its subsidiaries, then in each such case the Conversion Price in effect immediately prior to such distribution shall be adjusted by multiplying such Conversion Price by a fraction, of which the numerator shall be the current market price per share of Common Stock (as determined by pursuant to subsection (e) below) on the date of such distribution, less the fair market value (as determined in good faith by the Board and Directors) of the portion of such evidences of indebtedness, securities, assets, rights or warrants so distributed applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of Common Stock. Such adjustment will become effective immediately prior to the opening of business on the day following the date of such distribution. Such adjustment shall be made successively whenever any such distribution or issuance is made. The intent of this subsection is that if any evidences of indebtedness, securities, assets, rights or warrants are distributed in connection with or as a result of or related to any pending or future claims, suits, actions or proceedings against the Company or any of its subsidiaries, that the Holder of this Note shall be entitled to convert this Note into the same percentage of the outstanding capital stock of the Company for the same aggregate conversion price immediately after such distribution as the Holder of this Note could convert immediately prior to such distribution.

                  (e) Other Dilutive Events. In case any event shall occur as to which the provisions of Section 9 are not strictly applicable but the failure to make any adjustment would not fairly protect the conversion rights represented by this Note in accordance with the essential intent and principles hereof then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give its opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 9, necessary to preserve, without dilution, the conversion rights represented by this Note. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder of this Note and shall make the adjustments described therein. Notwithstanding anything contained in this subsection (e) to the contrary, this subsection (e) shall not apply to any issuance of Common Stock by the Company for which the Company has received consideration equal to the fair market value of such Common Stock on the date of issuance, as determined by the Board of Directors of the Company in good faith.

                  (f) No Dilution or Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 9 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion privilege of the Holder of this Note against dilution or other impairment.

                  (g) Market Price Determination. For the purpose of any computation under subsections (b), (c) and (d) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the ten (10) consecutive trading dates immediately preceding such date. The closing price for each day shall be the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities quoted on Nasdaq or, if the shares of Common Stock are not quoted on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not quoted on Nasdaq and not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the shares of Common Stock are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the shares of Common Stock. If the shares of Common Stock are not publicly held or so listed, quoted or publicly traded, the current market price per share of Common Stock shall be determined in good faith by the Board of Directors.

                  (h) Minimum Adjustment Required. No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least $0.01 in such price; provided, however, that any adjustments which by reason of this subsection (h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (i) Adjustments for Tax Purposes. The Company may make such adjustments in the Conversion Price so as to increase the number of shares issuable on conversion, in addition to those adjustments required by this
Section 9, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

                  (j) Certificate. Whenever the Conversion Price is adjusted, as herein provided, the Company shall promptly cause a certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof to be mailed to the Holder of this Note at the address shown in the registration books of the Company.

                  (k) Adjustments to Other Shares. In the event that at any time, as a result of an adjustment made pursuant to subsection (a) above, the Holder of this Note thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of its Common Stock, thereafter the number of such other shares so receivable upon conversion of this Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsections (a)-(j) above.

         10. Effect of Consolidation, Merger, Conveyance or Transfer. In case of any consolidation of the Company with, or merger of the Company into, any other person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale, transfer or lease of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Holder a supplemental agreement providing that the Holder of this Note shall have the right hereafter, during the period this Note shall be convertible, to convert such Note into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which this Note was convertible immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an affiliate of a Constituent Person, and (ii) failed to exercise such Holder's rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale, transfer or lease by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purpose of this
Section 10 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 10. The above provisions of this Section 10 shall similarly apply to successive consolidations, mergers, conveyances or transfers. For purposes of this Note, the term "Person" shall mean any individual, firm, corporation, company, limited liability company, association, partnership, joint venture or other entity.

         11. Prior Notice of Certain Events. In the event that:

                  (a) Maker shall declare any dividend, whether payable in cash or in any capital stock upon its Common Stock, or authorize any other issuance or distribution to the holders of its Common Stock; or

                  (b) there shall be any capital reorganization or reclassification of the capital stock of Maker, or consolidation or merger of Maker with another entity or a sale of all or substantially all its assets; or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of Maker; then, in any of said cases, Maker shall give prior written notice, by first-class mail, postage prepaid, addressed to the registered Holder of this Note at the address of such registered Holder as shown on the registration books of Maker, of the date on which (i) the books of Maker shall close or a record shall be taken for such stock dividend, distribution or subscription rights, (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall be consummated, or (iii) such other event shall be consummated, as the case may be. Such notice shall also specify the date as of which the holders of the Common Stock of record shall receive said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the date of the event in question and the record date or the date on which Maker's transfer books are closed in respect thereto.

         12. Change of Control. In the event that a Change of Control (as defined below) has occurred, the Holder may, in its sole discretion, declare the entire principal amount and accrued interest of this Note immediately due and payable, without further notice to Maker. A "Change of Control" occurs upon any of the following events: (i) upon any merger or consolidation of Maker with or into any other Person or any other sale, transfer or other disposition, whether direct or indirect, of all or substantially all of the assets of the Company, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction, any "person" or "group" is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total voting power in the aggregate normally entitled to vote in the election of directors, managers, or trustees, as applicable, of the transferee or surviving entity, (ii) when any "person" or "group" is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total voting power in the aggregate normally entitled to vote in the election of directors of Maker, (iii) when, during any period of 12 consecutive months after the date hereof, individuals who at the beginning of any such 12-month period constituted the Board of Directors of Maker (together with any new directors whose election by such Board or whose nomination for election by the stockholders of Maker was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease to constitute a majority of the Board of Directors of Maker then in office, (iv) a sale, transfer or other disposition, whether directly or indirectly, by Maker of all or substantially all of its assets, on a consolidated basis, or (v) the pro rata distribution by Maker to its stockholders of substantially all of its assets. For purposes of this definition of "Change of Control," (i) the terms "person" and "group" shall have the meanings used for purposes of Rules l3d-3 and 13d-5 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date hereof, whether or not applicable; and (ii) the term "beneficial owner" shall have the meaning used in Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date hereof, whether or not applicable, except that a "person" shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or upon the occurrence of certain events.

         13. Transfer of this Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or securities into which this Note may be converted, the Holder will give written notice to Maker prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, Maker, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to Maker. If a determination has been made pursuant to this Section 13 that the opinion of counsel for the Holder is not reasonably satisfactory to Maker, the Maker shall so notify the Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the "Act"), unless in the opinion of counsel for Maker such legend is not required in order to ensure compliance with the Act. Maker may issue stop transfer instructions to its transfer agent in connection with such restrictions.

         14. Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Note such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount and accrued interest of this Note, in addition to such other remedies as shall be available to the Holder, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

         15. Registration Rights. Upon conversion of this Note, the Holder shall have and be entitled to exercise, together with all other holders of Common Stock possessing registration rights under the Loan Agreement, the registration rights granted under the Loan Agreement with respect to the shares of Common Stock issued upon conversion of this Note.

         16. Obligations Absolute. All obligations of Maker hereunder are absolute and unconditional, irrespective of any effect or counterclaim of Maker against the Holder. Maker hereby waives the right to enforce any right of offset, counterclaim or breach in any action brought to enforce the obligations of Maker under this Note.

         17. Waivers. Maker and any co-makers, sureties, endorsers and guarantors of this Note hereby jointly and severally waive presentment for payment, notices of non-performance or nonpayment, protest, notices of protest, notice of dishonor, diligence in bringing suit hereon against any party hereto and notice of acceleration, and further consent to any extension of time for payment hereunder (whether one or more), any renewal hereof (whether one or more), any substitution or release of any collateral, and any addition or release of any party liable for payment of this Note. Any such extension, renewal, substitution or release may be made by the Holder without notice to any such party and without discharging such party's liability hereunder.

         18. Collection Costs; Attorneys' Fees. Maker agrees to pay all expenses and costs of collection, including all reasonable attorneys' fees and expenses as awarded by a court, court costs, and similar costs incurred by the Holder in connection with the enforcement of this Note, endeavoring to collect any amounts payable hereunder, whether by acceleration or otherwise.

         19. Partial Invalidity. If any provision of this Note or the application thereof to any party or circumstances is held invalid or unenforceable, the remainder of this Note and the application of any such provision to other parties or circumstances shall not be affected thereby, the provisions of this Note being severable in any such instance. No invalid provision hereof shall affect or impair any other provision of this Note.

         20. Conflict. In the event of a conflict as between the terms and conditions hereof and the terms and conditions of the Loan Agreement, the terms and conditions of this Note shall control. In lieu of any such conflict of terms both documents shall be of equal force and effect.

         21. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to conflict of law principles.

         22. Amendments. Any amendment or modification to this Note shall not be effective unless signed in writing by the Holder.

         23. Headings; Construction. The headings of the sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof, words used herein of any gender shall be construed to include any other gender where appropriate, and words used herein which are either singular or plural shall be construed to include the other where appropriate.

         24. Successors and Assigns. All of the covenants, stipulations, promises, and agreements in this Note contained by or on behalf of Maker shall bind its successors and assigns, whether so expressed or not; provided, however, that Maker may not, without the prior consent of the Holder, assign any rights, duties, or obligations under this Note.

         25. Maximum Interest Rate. Regardless of any provision contained herein, or in any other documents or instruments executed in connection herewith, the Holder hereof shall never be entitled to receive, collect, or apply, as interest hereon, any amount in excess of the Highest Lawful Rate and in the event the Holder hereof ever receives, collects, or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the principal hereof is paid in full, any remaining excess shall be refunded to Maker. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, Maker and the Holder hereof shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) spread the total amount of interest throughout the entire contemplated term hereof; provided that if the interest received for the actual period of existence hereof exceeds the Highest Lawful Rate, the Holder hereof shall either apply or refund to Maker the amount of such excess as herein provided, and in such event the Holder hereof shall not be subject to any penalties provided by any laws for contracting for, charging, or receiving interest in excess of the Highest Lawful Rate. For purposes of this Note, the term "Highest Lawful Rate" shall mean, at any given time, the maximum nonusurious interest rate, if any, that may be contracted for or received on the indebtedness evidenced by this Note under applicable federal and state laws.

         26. NO ORAL AGREEMENTS. THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         27. WAIVER OF TRIAL BY JURY. MAKER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING FROM ANY SOURCE INCLUDING, BUT NOT LIMITED TO, THE CONSTITUTION OF THE UNITED STATES OR ANY STATE THEREIN, COMMON LAW OR ANY APPLICABLE STATUTE OR REGULATIONS. MAKER ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.


                                  MAKER:

                                  CyberGuard Corporation, a Florida Corporation



By:                               Its:
   ---------------------------        -----------------------------------------

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                                      Warrant to Purchase ____
                                                        Shares of Common Stock



                             CYBERGUARD CORPORATION
                           2000 West Commercial Blvd.
                                   Suite 200
                            Ft. Lauderdale, Florida

                         COMMON STOCK PURCHASE WARRANT

                             Dated August 26, 1999

         THIS CERTIFIES that, for Ten Dollars ($10.00) and other good and valuable consideration received, __________________________ (the "Original Holder"), or its registered and permitted assigns (the Original Holder or such registered assigns at the time being the registered holder or holders hereof are hereinafter collectively referred to as the "Holder"), is entitled, at any time, to subscribe for and purchase from CyberGuard Corporation, a Florida corporation (the "Company"), _______ shares (subject to adjustment as provided herein) of the fully paid, nonassessable shares of Common Stock (hereinafter defined) of the Company at a price per share equal to the Exercise Price (as hereinafter defined).

         This Warrant is subject to the following terms and conditions:

         SECTION 1.0. Defined Terms. For the purposes of this Warrant, the following terms shall have the respective meanings set forth below:

                  (a) "COMMON STOCK" shall mean the Company's Common Stock, par value $.01 per share, authorized as of the date of this Warrant, and shall include also any capital stock of the Company of any class which shall be authorized at any time after the date of this Warrant and which shall have the right to participate in the distribution of earnings and assets of the Company without limitation as to amount.

                  "CLOSING PRICE" with respect to a share of Common Stock on any day means, subject to Section 6.1(g), the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities quoted on Nasdaq or, if the shares of Common Stock are not quoted on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not quoted on Nasdaq and not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the shares of Common Stock are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the shares of Common Stock. If the shares of Common Stock are not publicly held or so listed, quoted or publicly traded, the "Closing Price" means the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors.

         "EXERCISE PRICE" shall mean $2.00 per share, subject to adjustment as set forth herein.

         "INITIAL WARRANT NUMBER" shall mean ___________ shares of Common Stock.

         "LOAN AGREEMENT" shall mean that certain Loan Agreement by and between the Company and the Original Holder dated as of the date hereof.

         "PERSON" means any individual, firm, corporation, company, limited liability company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "PROMISSORY NOTE" shall mean the Convertible Subordinated Promissory Note which was executed and delivered by the Company on the date of this Warrant to the Original Holder.

         "ORGANIC CHANGE" means, with respect to any Person, any transaction (including without limitation any recapitalization, capital reorganization or reclassification of any class or series of equity securities, any consolidation of such person with, or merger of such person into, any other person, any merger of another person into such Person (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of such Person), and any sale or transfer or lease of all or substantially all of the assets of such Person, but not including any stock split, combination or subdivision which is the subject of
Section 6.1(b)) pursuant to which any class or series of equity securities of such Person is converted into the right to receive other securities, cash or other property.

         "STRIKE DIFFERENTIAL" shall mean, with respect to any day, the amount by which the closing price of the Common Stock on such day (or in the event that such day is not a trading day with respect to the Common Stock, on the last trading day with respect to the Common Stock preceding such day) exceeds the Exercise Price on such day.

         "WARRANT NUMBER" shall mean the Initial Warrant Number as the same shall be adjusted from time to time pursuant to Section 6.0 hereof.

         "WARRANT RIGHTS" shall mean rights to obtain shares of Common Stock pursuant to a Warrant Rights Exercise (as defined below). The number of Warrant Rights that the Holder is entitled to exercise at any time shall equal the number of shares of Common Stock that the holder would be entitled to purchase at such time if a Cash Exercise (as defined below) were effected in accordance with the terms of this Warrant.

         "WARRANT STOCK" shall mean Common Stock issued upon any exercise of this Warrant.

         SECTION 2.0. Exercise of Warrant. The purchase rights represented by this Warrant may be exercised, in whole or in part, by the registered Holder hereof, at any time or from time to time, but not later than August ____, 2004 (the "Termination Date"), by the delivery of this Warrant and the Form of Subscription annexed hereto as Schedule I to the principal office of the Company at 2000 West Commercial Blvd., Suite 200, Ft. Lauderdale, Florida (or at such other office of the Company as the Company shall designate by notice in writing to the Holder hereof at the address of such Holder appearing on the books of the Company), and upon payment to the Company of the Exercise Price for the shares thereby purchased ("Cash Exercise"). Notwithstanding the foregoing, at any time and from time to time, the Holder hereof may elect to exercise this Warrant by delivering to the Company this Warrant and the Form of Subscription annexed hereto as Schedule I for conversion without payment of cash or other consideration ("Warrant Rights Exercise"). In the event of a Warrant Rights Exercise, this Warrant shall be converted into a number of shares of Common Stock, which number shall equal the quotient of (i) the product of the Strike Differential on the day of such Warrant Rights Exercise and the number of Warrant Rights exercised by the Holder and (ii) the closing price of the Common Stock on the day of such Warrant Rights Exercise (or in the event that such day is not a trading day with respect to the Common Stock, on the last trading day with respect to the Common Stock preceding such day). To the extent that this Warrant is not exercised in full prior to 5:00 p.m., eastern standard time on the Termination Date, this Warrant shall be converted without any action or delivery of any consideration on behalf of the Holder hereof into a number of shares of Common Stock, which number shall equal the quotient of (i) the product of the Strike Differential on the Termination Date and the number of Warrant Rights to which the Holder is then entitled and (ii) the closing price of the Common Stock on the Termination Date (or in the event that such day is not a trading day with respect to the Common Stock, on the last trading day with respect to the Common Stock preceding such day).

         The Company covenants that the shares of Common Stock purchased pursuant to this Section 2.0 shall be and be deemed to be issued to the Holder hereof as the record owner of such Common Stock as of the close of business of the Company on the date on which this Warrant shall have been exercised as aforesaid. The Company further covenants that all shares of Common Stock which may be issued upon the exercise of this Warrant will, upon exercise of the rights represented by this Warrant be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof.

         The certificates for the shares of Common Stock so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding ten (10) days, after the date on which the rights represented by this Warrant shall have been so exercised.

         Payment of the applicable Exercise Price may be made (a) by cash, or
(b) by certified check, or bank cashier's check, payable to the Company.

         In the event of a partial exercise of this Warrant, the Company shall issue and deliver to Holder, on or within ten (10) days of the date on which such Warrant was exercised, and in substitution of such Warrant, a new warrant or warrants (at Holder's option), of even date herewith and with the terms identical to the terms hereof, except that such new warrant or warrants shall be exercisable, in the aggregate, for a percentage of all issued and outstanding Common Stock, subject to the antidilution provisions of Section 6.0 hereof, which represents the number of shares of Common Stock with respect to which this Warrant has not yet been exercised.

         SECTION 3.0. No Fractional Shares or Scrip. No fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the closing price of the Common Stock on the day of such exercise (or in the event that such day is not a trading day with respect to the Common Stock, on the last trading day with respect to the Common Stock preceding such day) shall be paid to the Holder hereof in cash by the Company.

         SECTION 4.0. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer taxes or any other incidental expenses in respect of the issuance of such certificates to and in the name of the registered Holder of this Warrant, all of which transfer taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant. Certificates will be issued in a name other than that of the Holder upon the request of the Holder and payment by the Holder of any applicable transfer taxes.

         SECTION 5.0. Certain Obligations of the Company. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of issuing upon exercise of the purchase rights evidenced by this Warrant, the number of shares of Common Stock purchasable and deliverable hereunder.

         The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issuance of capital stock or sale of treasury stock (otherwise than upon exercise of this Warrant) or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions in this Warrant to be observed or performed by the Company. The Company will at all times in good faith assist in the carrying out of all of the provisions of this Warrant and in the taking of all other action which may be necessary in order to protect the rights of the Holder of this Warrant against dilution consistent with the provisions of this Warrant.

         The Company covenants and agrees to maintain, on a current basis, the reports, notices and statements required to be filed with the Securities Exchange Commission.

         The Company will maintain an office where presentations and demands to or upon the Company in respect of this Warrant may be made. The Company will give notice in writing to the registered Holder of this Warrant, at the address of the registered Holder of this Warrant appearing on the books of the Company, of each change in the locations of such office.

         SECTION 6.0. Adjustment of Exercise Price and Number of Shares. The number of shares of Common Stock purchasable upon the exercise of this Warrant and the Exercise Price thereof shall be subject to adjustment from time to time after the date hereof upon the happening of certain events, as follows:

         6.1. Adjustments to Exercise Price. The Exercise Price shall be subject to adjustment as follows:

                  (a) Stock Dividends. In case the Company after the date hereof shall pay a dividend or make a distribution to all holders of shares of Common Stock in shares of Common Stock, then in any such case the Exercise Price in effect at the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or distribution shall be reduced to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date and (y) the denominator shall be the sum of such number of shares of Common Stock outstanding and the total number of shares of Common Stock constituting such dividend or distribution, such reduction to become effective immediately after the opening of business on the day following such record date. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (b) Stock Splits and Reverse Splits. In case after the date hereof outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case after the date hereof outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, shall entitle the Holder hereof to receive the number and kind of shares which the Holder would have owned or have been entitled to receive if this Warrant had been exercised immediately prior to such subdivision or combination. Such adjustment shall become effective immediately prior to the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (c) Issuances Below Market. In case the Company after the date hereof shall fix a record date of the issuance of rights or warrants to all holders of its shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Price per share on the record date for the determination of stockholders entitled to receive such rights or warrants, the Exercise Price in effect at the opening of business on the day following such record date shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which
(x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares to be offered would purchase at such Closing Price and (y) the denominator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase, such adjustment to become effective immediately prior to the opening of business on the day following such record date; provided, however, that no adjustment shall be made if the Company issues or distributes to each Holder the rights or warrants that each Holder would have been entitled to receive had the Warrants held by such Holder been exercised prior to such record date. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

                  (d) Special Dividends. In case the Company after the date hereof shall fix a record date for the making of a distribution to all holders of shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) evidences of its indebtedness, securities or assets (excluding any dividends paid out of retained earnings), or subscription rights or warrants (excluding those referred to in subsection (c) above), in each such case the Exercise Price in effect immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such distribution shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the Closing Price per share of Common Stock on such record date, less the then-current fair market value as of such record date (as determined by the Board of Directors in its good faith judgment) of the portion of assets, evidences of indebtedness, securities or subscription rights or warrants so distributed applicable to one share of Common Stock, and (y) the denominator shall be such Closing Price, such adjustment to become effective immediately prior to the opening of business on the day following such record date; provided, however, that no adjustment shall be made (1) if the Company issues or distributes to each Holder the subscription rights referred to above that each Holder would have been entitled to receive had the Warrants held by such Holder been exercised prior to such record date, or (2) if the Company grants to each Holder the right to receive, upon the exercise of the Warrants held by such Holder at any time after the distribution of the evidences of indebtedness or assets or equity securities referred to above, the evidences of indebtedness or assets or equity securities that such Holder would have been entitled to receive had such Warrants been exercised prior to such record date. The Company shall provide any Holder, upon receipt of a written request therefor, with any indenture or other instrument defining the rights of the holders of any indebtedness, assets, subscription rights or equity securities referred to in this subsection
(d).

                  (e) Other Distributions. In case the Company after the date hereof shall distribute evidences of its indebtedness, assets, equity securities, rights or warrants to any Person in connection with or as a result of or related to any pending or future claims, suits, actions or proceedings against the Company or any of its subsidiaries, then in each such case the Exercise Price in effect immediately prior to the close of business on the date of such distribution shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the Closing Price per share of Common Stock on such date, less the then-current fair market value as of such date (as determined by the Board of Directors in its good faith judgment) of the portion of such evidences of indebtedness, assets, equity securities, rights or warrants so distributed applicable to one share of Common Stock, and (y) the denominator shall be such Closing Price, such adjustment to become effective immediately prior to the opening of business on the day following the date of such distribution. The intent of this subsection is that if any evidences of indebtedness, securities, assets, rights or warrants are distributed in connection with or as a result of or related to any pending or future claims, suits, actions or proceedings against the Company or any of its subsidiaries, that the Holder of this Warrant shall be entitled to exercise this Warrant for the same percentage of the outstanding capital stock of the Company for the same aggregate exercise price immediately after such distribution as the Holder of this Warrant could acquire immediately prior to such distribution.

                  (f) Tender or Exchange Offer. In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall be consummated and such tender offer shall involve an aggregate consideration having a fair market value (as determined by the Board of Directors in its good faith judgment) at the last time (the "Offer Time") tenders may be made pursuant to such tender or exchange offer (as it may be amended) that, together with the aggregate of the cash plus the fair market value (as determined by the Board of Directors in its good faith judgment), as of the Offer Time, of consideration payable in respect of any tender or exchange offer by the Company or any such subsidiary for all or any portion of the Common Stock consummated preceding the Offer Time and in respect of which no Exercise Price adjustment pursuant to this subsection (f) has been made, exceeds 5% of the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the Offer Time by a fraction of which (x) the numerator shall be (i) the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time minus (ii) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered and not withdrawn as of the Offer Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the denominator shall be the product of (i) such Closing Price at the Offer Time multiplied by (ii) such number of outstanding shares at the Offer Time minus the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Offer Time. For purposes of this subsection (f), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

                  (g) Other Dilutive Events. In case any event shall occur as to which the provisions of Section 6.1 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give its opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 6.1, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder of this Warrant and shall make the adjustments described therein. Notwithstanding anything contained in this subsection (g) to the contrary, this subsection (g) shall not apply to any issuance of Common Stock by the Company for which the Company has received consideration equal to the fair market value of such Common Stock on the date of issuance, as determined by the Board of Directors of the Company in good faith.

                  (h) No Dilution or Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6.1 and in the taking of all such action as may be necessary or appropriate in order to protect the purchase privilege of the Holder of this Warrant against dilution or other impairment.

                  (i) Closing Price Determination. For the purpose of any computation under subsections (c), (d) and (e) of this Section 6.1, the Closing Price of Common Stock on any date shall be deemed to be the average of the Closing Prices for the ten (10) consecutive trading days immediately preceding such date; provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to this Section 6 occurs on or after the tenth (10th) trading day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction which the Exercise Price is so required to be adjusted as a result of such other event,
(ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to this Section 6 occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the day in question, the Closing Price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Exercise Price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the day in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each trading day on or after such "ex" date shall be adjusted by adding thereto the fair market value on the day in question (as determined by the Board of Directors in a manner consistent with any determination of such value for the purposes of subsection (d) of this
Section 6.1) of the assets, evidences of indebtedness, equity securities or subscription rights being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For the purposes of any computation under subsection (f) of this Section 6.1, the Closing Price on any date shall be deemed to be the average of the daily Closing Prices for the ten (10) consecutive trading days immediately preceding the Offer Time; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Exercise Price pursuant to this Section 6 occurs on or after the tenth
(10th) trading day prior to the Offer Time for the tender or exchange offer requiring such computation, the Closing Price for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Exercise Price is so required to be adjusted as a result of such other event. For purposes of this subsection (g), the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Offer Time of such tender or exchange offer.

                  (j) Minimum Adjustment Requirement. No adjustment shall be required unless such adjustment would result in an increase or decrease of at least $0.01 in the Exercise Price then subject to adjustment; provided, however, that any adjustments that are not made by reason of this subsection
(j) shall be carried forward and taken into account in any subsequent adjustment. In case the Company shall at any time issue shares of Common Stock by way of dividend on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, said amount of $0.01 specified in the preceding sentence (as theretofore increased or decreased, if said amount shall have been adjusted in accordance with the provisions of this subsection (h)) shall forthwith be proportionately increased in the case of such a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same.

                  (k) Calculations. All calculations under this Section 6.1 shall be made to the nearest $0.01.

                  (l) Certificate. Whenever an adjustment in the Exercise Price is made as required or permitted by the provisions of this Section 6.1, the Company shall promptly cause a certificate of its chief financial officer setting forth (A) the adjusted Exercise Price as provided in this Section 6.1 and a brief statement of the facts requiring such adjustment and the computation thereof and (B) the number of shares of Common Stock (or portions thereof) purchasable upon exercise of this Warrant after such adjustment in the Exercise Price in accordance with Section 6.2 hereof and the record date therefor to be mailed to the Holder of this Warrant at the address shown on the registration books of the Company. Such certificate, in the absence of manifest error, shall be conclusive and final evidence of the correctness of such adjustment.

                  (m) Section 305. Anything in this Section 6.1 to the contrary notwithstanding, the Company shall be entitled, but not required, to make such reductions in the Exercise Price, in addition to those required by this Section 6.1, as it in its discretion shall determine to be advisable, including, without limitation, in order that any dividend in or distribution of shares of Common Stock or shares of capital stock of any class other than Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights or warrants, or any other transaction having a similar effect, shall not be treated as a distribution of property by the Company to its stockholders under Section 305 of the Internal Revenue Code of 1986, as amended, or any successor provision and shall not be taxable to them.

                  (n) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for purposes of taking any action that requires an adjustment of the Exercise Price under this Section 6, and shall, thereafter and before the effective date of such action, legally abandon its plan to take such action, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         6.2. Adjustment to Number of Shares of Stock. Upon each adjustment of the Exercise Price pursuant to Section 6.1 hereof the number of shares of Common Stock purchasable upon exercise of this Warrant outstanding prior to the effectiveness of such adjustment shall be adjusted to the number, calculated to the nearest one-hundredth of a share, obtained by (x) multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of this Warrant by the Exercise Price in effect prior to such adjustment and (y) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

         6.3. Organic Change.

                  (a) Company Survives. Upon the consummation of an Organic Change (other than a transaction in which the Company is not the surviving entity), lawful provision shall be made as part of the terms of such transaction whereby the terms of this Warrant shall be modified, without payment of any additional consideration therefor, so as to provide that upon exercise this Warrant following the consummation of such Organic Change, the Holders of such Warrant shall have the right to purchase only the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of shares of Common Stock into which such Warrant might have been exercised immediately prior to such Organic Change, assuming such holder of Common Stock (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which a sale, transfer or lease of all or substantially all of the assets of the Company was made, as the case may be (a "Constituent Person"), or an affiliate of a Constituent Person, and (ii) failed to exercise his or her rights of election, if any, as to the kind and amount of securities, cash and other property receivable upon such Organic Change (provided that if the kind and amount of securities, cash and other property receivable upon such Organic Change is not the same for each share of Common Stock held immediately prior to such Organic Change by others than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Shares"), then for the purpose of this subsection (a) the kind and amount of securities, cash and other property receivable upon such Organic Change by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares); provided, however, that no adjustment shall be made as a result of such Organic Change to the Exercise Price or the number of shares of Common Stock notwithstanding any provision of Section 6 hereof unless any event requiring any such adjustment shall have occurred or shall occur prior to, upon or after such Organic Change. Lawful provision also shall be made as part of the terms of the Organic Change so that all other terms of this Warrant shall remain in full force and effect following such an Organic Change. The provisions of this Section 6.3(a) shall similarly apply to successive Organic Changes.

                  (b) Company Does Not Survive. The Company shall not enter into an Organic Change that is a transaction in which the Company is not the surviving entity unless lawful provision shall be made as part of the terms of such transaction whereby the surviving entity shall issue new securities to each Holder, without payment of any additional consideration therefor, with terms that provide that upon the exercise of this Warrant, the Holders of such Warrant shall have the right to purchase only the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of shares of Common Stock into which such Warrant might have been exercised immediately prior to such Organic Change, assuming such holder of Common Stock (i) is not a Constituent Person or an affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind and amount of securities, cash and other property receivable upon such Organic Change (provided that if the kind and amount of securities, cash and other property receivable upon such Organic Change is not the same for each Non-Electing Share, then for the purpose of this subsection (b) the kind and amount of securities, cash and other property receivable upon such Organic Change by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares); provided, however, that no adjustment shall be made as a result of such Organic Change to the Exercise Price or the number of shares of Common Stock notwithstanding any provision of Section 6 hereof unless any event requiring any such adjustment shall have occurred or shall occur prior to, upon or after such Organic Change. The certificate or articles of incorporation or other constituent document of the surviving entity shall provide for such adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be equivalent to the adjustments provided for in Section 6.1 hereof.

         6.4. Statement on Warrants. This Warrant need not be changed because of any adjustment made pursuant to Section 6.1 or Section 6.2 hereof, and Warrants issued after such adjustment may state the same Exercise Price and the same Warrant Number as are stated in this Warrant.

         SECTION 7.0. Prior Notice of Certain Events. In the event that:

                  (a) the Company shall declare any dividend, whether payable in cash or in any capital stock upon its Common Stock, or authorize any other issuance or distribution to the holders of its Common Stock; or

                  (b) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company or a sale of all or substantially all its assets; or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any of said cases, the Company shall give prior written notice, by first-class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such registered Holder as shown on the registration books of the Company, of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights, (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall be consummated, or
(iii) such other event shall be consummated, as the case may be. Such notice shall also specify the date as of which the holders of the Common Stock of record shall receive said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the date of the event in question and the record date or the date on which the Company's transfer books are closed in respect thereto.

         SECTION 8.0. No Rights or Responsibilities as Shareholder. Except as otherwise agreed in writing by the Holder and the Company, a Holder of this Warrant, as such, shall not be subject to any responsibilities as a shareholder of the Company and shall not be entitled to vote or be deemed the Holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, the rights of a shareholder of the Company or the right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate section (except as provided herein) or to receive notice of meetings or other actions affecting shareholders (except as provided herein), or to receive dividends or subscription rights or otherwise (except as provided herein), until the date of exercise of this Warrant shall have occurred.

         SECTION 9.0 Registration Rights. Upon exercise of this Warrant, the Holder shall have and be entitled to exercise, together with all other holders of Common Stock possessing registration rights under the Loan Agreement, the rights of registration granted under the Loan Agreement with respect to the shares of Common Stock issued upon exercise of this Warrant.

         SECTION 10.0. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and date, in lieu of this Warrant.

         SECTION 11.0. Transfer and Exchange of Warrant. This Warrant and all rights hereunder are transferable at the office or agency of the Company by the registered Holder hereof in person or by a duly authorized attorney, upon surrender of this Warrant together with a properly endorsed assignment in the form attached hereto as Schedule II. The Company shall be entitled to receive, as a condition to any transfer of this Warrant, an opinion of counsel reasonably satisfactory to the Company that such transfer does not violate the registration requirements of the Securities Act of 1933, as amended, or applicable state securities laws. Until transfer hereof on the registration books of the Company, the Company may treat the registered Holder as the owner hereof for all purposes. This Warrant is exchangeable, upon the surrender hereof by Holder, at the principal offices of the Company, together with a properly endorsed assignment in the form attached hereto as Schedule II, for new warrants, in such denominations as Holder shall designate at the time of surrender for exchange, of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new warrants to represent the right to subscribe for and purchase not less than one hundred thousand (100,000) shares of Common Stock (except to the extent necessary to round out the balance of the number of shares).

         SECTION 12.0. Investment Intent. Contemporaneously with the original issuance of this Warrant to the Holder hereof, the Holder has executed and delivered to the Company an investment representation letter (in the form of Schedule III hereto) regarding the Holder's investment intent and imposing a requirement that any transferee of this Warrant execute and deliver to the Company a representation letter in form and substance similar to the contents of such letter.

         SECTION 13.0. Communications and Notices. All communications and notices hereunder must be in writing, either delivered in hand or sent by first-class mail, postage prepaid, or sent by confirmed facsimile and, if to the Company, shall be addressed to it at the address set forth on the first page hereof, Attention: C. Shelton James, or at such other address as the Company may hereafter designate in writing by notice to the registered Holder of this Warrant, and if to such registered Holder, addressed to such Holder at the address of such Holder as shown on the books of the Company.

         SECTION 14.0. Sundays, Holidays, Etc. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Sunday, or a Saturday or shall be a legal holiday or a day on which banking institutions in New York, New York, are authorized or required by law to remain closed, then such action may be taken or right may be exercised on the next succeeding day which is not a Sunday, a Saturday or a legal holiday and not a day on which banking institutions in New York, New York, are authorized or required by law to remain closed.

         SECTION 15.0. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         SECTION 16.0. Miscellaneous. This Warrant shall be binding upon the Company's successors. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be unenforced to the extent, if any, that it may legally be enforced, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The five (5) year term of this Warrant shall be stayed during any bankruptcy proceedings involving the Company. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.

         SECTION 17.0. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

         SECTION 18.0 Conflict. In the event of a conflict of the terms and conditions hereof and the terms and conditions of the Loan Agreement, the terms and conditions of this Warrant shall prevail.



                             SIGNATURE PAGE FOLLOWS

         IN WITNESS WHEREOF, CyberGuard Corporation has caused this Warrant to be signed in its corporate name and its corporate seal to be impressed hereon by its duly authorized officers.


Date: August ___, 1999            CyberGuard Corporation, a Florida Corporation



                                  By:
                                     ------------------------------------------
                                  Its:
                                       ----------------------------------------

                                                                     SCHEDULE I

                              FORM OF SUBSCRIPTION

                       (To be signed only on exercise of
                         Common Stock Purchase Warrant)

TO: CyberGuard Corporation

         The undersigned, the Holder of the within Common Stock Purchase Warrant, hereby irrevocably elects to exercise this Common Stock Purchase Warrant for, and to purchase thereunder ___ * shares of Common Stock of CyberGuard Corporation, and herewith makes payment of $________ therefor, and requests that the certificates for such shares be issued in the name of_______________, and delivered to ________________________, whose address is
_____________________________________________.


Dated:




                             (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)




                                                                      (Address)



         *Insert here the number of shares (all shares called for in the Common Stock Purchase Warrant) as to which the Common Stock Purchase Warrant is being exercised without making any adjustment for any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Common Stock Purchase Warrant, may be deliverable on exercise.

                                                                    SCHEDULE II


                               FORM OF ASSIGNMENT

                       (To be signed only on transfer of
                         Common Stock Purchase Warrant)

         For value received, the undersigned hereby sells, assigns and transfers unto ______________ of ___________, the right represented by the within Common Stock Purchase Warrant to purchase ___ shares of Common Stock of CyberGuard Corporation, to which the within Common Stock Purchase Warrant relates, and appoints ____________ Attorney to transfer such right on the books of CyberGuard Corporation, with full power of substitution in the premises.

Dated:




                               (Signature must conform in all respects to name
                             of Holder as specified on the face of the Warrant)



                                                                      (Address)


Signed in the presence of




Signature guaranteed by*




[*Signature guarantee by a bank is required for all Holders other than the Original Holder.]

                                                                   SCHEDULE III

                        INVESTMENT REPRESENTATION LETTER

CyberGuard Corporation
Attn: Office of Corporate Secretary
2000 West Commercial Blvd.
Suite 200
Ft. Lauderdale, FL 33309

RE:    Common Stock Purchase Warrant
       Dated ___________, 1999

To: CyberGuard Corporation

         The Common Stock Purchase Warrant ("Warrant") and the rights to the underlying shares has been acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the Holder's distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Warrant.

         The Holder further undertakes to require any transferee of the Warrant to execute and deliver to the CyberGuard Corporation a representation letter in form and substance similar to the contents of this letter.

DATED: August __, 1999.



By:
   -------------------------------

SUBORDINATION AGREEMENT                                   COAST BUSINESS CREDIT
-------------------------------------------------------------------------------


COAST
                            SUBORDINATION AGREEMENT


BORROWER:                  CYBERGUARD CORPORATION
ADDRESS:                   2000 WEST COMMERCIAL BOULEVARD
                           SUITE 200
                           FORT LAUDERDALE, FLORIDA 33309


SUBORDINATING
CREDITOR:
ADDRESS:


DATE:


         THIS SUBORDINATION AGREEMENT is executed by the above-named Subordinated Party. ("Subordinated Party") in favor of Coast Business Credit(R), a division of Southern Pacific Bank ("Coast"), whose address is 12121 Wilshire Blvd., Los Angeles, California, with respect to the above-named borrower (the "Borrower"). In order to induce Coast to extend or continue to extend financing to the Borrowers (but without obligation on Coast's part to do so), the Subordinated Party hereby agrees as follows:


         1. SUBORDINATION OF DEBT AND CAPITAL Subordinating Creditor hereby subordinates payment by the Borrower of any and all indebtedness, liabilities, guarantees and other obligations of the Borrower to Subordinating Creditor and return of Capital or Distributions now existing or hereafter arising (collectively, the "Subordinated Amounts"), to the payment to Coast, in full in cash, of all indebtedness, liabilities, guarantees and other obligations of the Borrower to Coast, now existing or hereafter arising (including without limitation any interest, charges and other sums accruing after the filing of a petition by or against Borrower under the Bankruptcy Code) (the "Coast Debt").

         Subordinating Creditor represents and warrants that it has not transferred or assigned the Subordinated Amounts or given any other subordination agreement in respect thereof, and that it will not do so without prior written notice to Coast and without making such transfer or assignment or subordination expressly subject to this Agreement. Notwithstanding any default of the Subordinated Amounts, Subordinating Creditor agrees not to ask for, demand, sue for, take or receive all or any part of the Subordinated Amounts nor any security therefor unless and until all of the Coast Debt has been paid and performed in full, in cash; provided that, so long as no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default under any present or future document, instrument or agreement evidencing, securing or relating to the Coast Debt, both before and after giving effect to the following payments, Subordinated Creditor may accept payment of the following amounts on the Subordinated Amounts: Subordinating Creditor may accept repayment of all or part of the Subordinated Amounts provided (a) such payments constitute ordinary course of business transactions,
(b) such payments would not constitute an event of default and no event which, with notice or passage of time or both, would constitute an event of default under any present or future document, instrument or agreement between Borrower, Subordinating Creditor or any affiliate, on the one hand and a party other than Coast on the other hand, (c) all such payments are reported to Coast on a monthly basis, or more frequently if requested by Coast, and (d) Coast has not given notice to Subordinating Creditor that Coast has revoked the authorization of Subordinating Creditor to accept such repayments of the Subordinated Amounts, which revocation may be made by Coast if Coast in good faith believes that revocation is or may be necessary to avoid or reduce the risk of a material adverse change or impairment of Coast's rights or financial interests. Coast may further limit or condition repayments of the Subordinated Amounts upon such terms as Coast, in its sole discretion, deems appropriate, including, but not limited to, imposing dollar limits and requiring advance notice to Coast of proposed dividends and repayments in amounts which Coast, in its sole discretion, deems material.

Subordinating Creditor further agrees that upon any distribution of the assets or readjustment of the indebtedness of the Borrower whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Subordinated Amounts, or the application of the assets of the Borrower to the payment or liquidation thereof, Coast shall be entitled to receive payment in full in cash of all of the Coast Debt prior to the payment of all or any part of the Subordinated Amounts, and in order to

SUBORDINATION AGREEMENT                                   COAST BUSINESS CREDIT
-------------------------------------------------------------------------------


enable Coast to enforce its rights hereunder in any such action or proceeding, Coast is hereby irrevocably authorized and empowered in its discretion (but without any obligation on its part) to make and present for and on behalf of Subordinating Creditor such proofs of claim and proofs of interest against the Borrower on account of the Subordinated Amounts as Coast may deem expedient or proper and to vote such proofs of claim and proofs of interest in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Coast Debt. Subordinating Creditor further agrees to execute and deliver to Coast such assignments or other instruments as may be required by Coast in order to enable Coast to enforce or vote any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Subordinated Amounts. Subordinating Creditor shall endorse all notes and other written evidence of the Subordinated Amounts with a statement that they are subordinated to the Coast Debt pursuant to the terms of this agreement, in such form as Coast shall require, and Subordinating Creditor will exhibit the originals of such notes and other written evidence of the Subordinated Amounts to Coast so that Coast can confirm that such endorsement has been made, but this Subordination Agreement shall be fully effective, even if no such endorsement is made.

         2. MODIFICATIONS TO COAST DEBT; WAIVERS. Until Coast have received payment in full of all Coast Debt, the Subordinating Creditor agrees that, in addition to any other rights that Coast may have at law or in equity, Coast may at any time, and from time to time, without the Subordinating Creditor' consent and without notice to the Subordinating Creditor, renew, extend or increase any of the Coast Debt or that of any other person at any time directly or indirectly liable for the payment of any Coast Debt, accept partial payments of the Coast Debt, settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Coast Debt, make loans or advances to the Borrower secured in whole or in part by the any present or future assets securing any or all of the Coast Debt (the "Collateral") or refrain from making any loans or advances to the Borrower, change, waive, alter or vary the interest charge on, or any other terms or provisions of the Coast Debt or any present or future instrument, document or agreement between Coast and the Borrower, release, exchange, fail to perfect, delay the perfection of, fail to resort to, or realize upon any Collateral, and take any other action or omit to take any other action with respect to the Coast Debt or the Collateral as Coast deems necessary or advisable in Coast's sole discretion. Subordinating Creditor waives any right to require Coast to marshal any assets in favor of the Subordinating Creditor or against or in payment of any or all of the Coast Debt. Subordinating Creditor further waives any defense arising by reason of any claim or defense based upon an election of remedies by Coast which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes the Subordinating Creditor' subrogation rights, rights to proceed against the Borrower for reimbursement, and/or any other rights of the Subordinating Creditor. In the event of any financing of the Borrower by Coast during any bankruptcy, arrangement, or reorganization of the Borrower, the Subordinating Creditor agrees that the term "Coast Debt" shall include without limitation all indebtedness, liabilities and obligations incurred in any such proceeding, and the Subordinated Amounts shall continue to remain subordinate to the Coast Debt, and the Subordinating Creditor agrees to take such actions and execute such documents in such proceedings as may be required in order to continue such subordination.

         3. DEFAULT. The Subordinating Creditor shall promptly give Coast written notice of any default or event of default under any document, instrument or agreement evidencing, securing or relating to any of the Subordinated Amounts, and, until the Coast Debt has been paid and performed in full, the Subordinating Creditor shall not exercise any rights or remedies with respect to, the Subordinated Amounts, judicially or non-judicially, or attempt to do any of the foregoing.

         4. NO COMMITMENT. It is understood and agreed that this Agreement shall in no way be construed as a commitment or agreement by Coast to continue financing arrangements with the Borrower and that Coast may terminate such arrangements at any time, in accordance with Coast's agreements with the Borrower.

         5. NO CONTEST. Subordinating Creditor agrees not to contest the validity, perfection, priority or enforceability of Coast' security interest in the Collateral or the Coast Debt.

         6. FINANCIAL CONDITION OF BORROWER. The Subordinating Creditor is presently informed of the financial condition of the Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of non-payment of the Coast Debt and the Subordinated Amounts. The Subordinating Creditor covenants that it will continue to keep itself informed as to the Borrower's financial condition and all other circumstances which bear upon the risk of non-payment of the Coast Debt and the Subordinated Amounts.

SUBORDINATION AGREEMENT                                   COAST BUSINESS CREDIT
-------------------------------------------------------------------------------


The Subordinating Creditor waives any right to require Coast to disclose to it any information which Coast may now or hereafter acquire concerning the Borrower.

         7. REVIVOR. If, after payment of the Coast Debt, the Borrower thereafter becomes liable to Coast on account of the Coast Debt, as a result of any payment made on the Coast Debt for any reason being returned by Coast or being reversed, set aside, or recovered by the Borrower or any trustee or assignee for the Borrower, this Agreement shall thereupon in all respects become effective with respect to such subsequent or reinstated Coast Debt, without the necessity of any further act or agreement between Coast and the Subordinating Creditor.

         8. GENERAL. The Subordinating Creditor agrees, upon Coast's request, to execute all such documents and instruments and take all such actions as Coast shall deem necessary or advisable in order to carry out the purposes of this Agreement. The word "indebtedness" is used in this agreement in its most comprehensive sense and includes without limitation any and all present and future loans, advances, credit, debts, obligations, liabilities, representations, warranties, and guarantees, of any kind and nature, absolute or contingent, liquidated or unliquidated, and individual or joint. Subordinating Creditor represents and warrants that it has not heretofore transferred or assigned the Subordinated Amounts, and that it will not do so without prior written notice to Coast and without making such transfer or assignment expressly subject to this Agreement. This Agreement is solely for the benefit of Coast and Coast's successors and assigns, and neither the Borrower nor any other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement. All of Coast's rights and remedies hereunder and under applicable law are cumulative and not exclusive. This Agreement sets forth in full the terms of agreement between the parties with respect to the subject matter hereof, and may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by Coast and the Subordinating Creditor. The Subordinating Creditor agrees to reimburse Coast, upon demand, for all costs and expenses (including reasonable attorneys' fees) incurred by Coast in enforcing this Agreement against Subordinating Creditor, whether or not suit be brought. In the event of any litigation between the parties based upon or arising out of this Agreement, the prevailing party shall be entitled to recover all of its costs and expenses (including without limitation attorneys fees) from the non-prevailing party. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California. As a material part of the consideration to the parties for entering into this Agreement, each party (i) agrees that all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement shall be litigated exclusively in courts located within Los Angeles County, California, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and (iii) waives any and all rights to transfer or change the venue of any such action or proceeding to any court located outside Los Angeles County, California. This Agreement shall be binding upon the Subordinating Creditor and its successors and assigns and shall inure to the benefit of Coast and Coast's successors and assigns.

         9. MUTUAL WAIVER OF JURY TRIAL. SUBORDINATING CREDITOR AND COAST EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SUBORDINATING CREDITOR AND COAST; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF SUBORDINATING CREDITOR OR COAST OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SUBORDINATING CREDITOR OR COAST; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

         10. Governing Law; Jurisdiction; Venue. This Agreement and all acts and transactions hereunder and all rights and obligations of Coast and Borrower shall be governed by the internal laws of the State of California, without regard to its conflicts of law principles. As a material part of the consideration to Coast to enter into this Agreement, Borrower (a) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at Coast's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County; (b) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (c) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.


"SUBORDINATING CREDITOR:"




BY: _______________________________

TITLE: _____________________________

SUBORDINATION AGREEMENT                                   COAST BUSINESS CREDIT
-------------------------------------------------------------------------------


CONSENT AND AGREEMENT OF BORROWER

The undersigned Borrower hereby approves of, agrees to and consents to all of the terms and provisions of the foregoing Subordination Agreement and agrees to be bound thereby and further agrees that any default or event of default by the Borrower under any present or future instrument or agreement between the Borrower and the Subordinating Creditor shall constitute an immediate default and event of default under all present and future instruments and agreements between the Borrower and Coast. Borrower further agrees that, at any time and from time to time, the foregoing Agreement may be altered, modified or amended by Coast and the Subordinating Creditor without notice to or the consent of Borrower.


BORROWER:

CYBERGUARD CORPORATION, A FLORIDA CORPORATION



BY:_____________________________________

TITLE:__________________________________




ACCEPTED:

COAST:

COAST BUSINESS CREDIT(R), A DIVISION OF SOUTHERN PACIFIC BANK



BY: ____________________________________

TITLE: _________________________________

SUBORDINATION AGREEMENT                                   COAST BUSINESS CREDIT
-------------------------------------------------------------------------------


                                    $100,000
                                PROMISSORY NOTE
                               DUE JUNE 26, 2000

DATED: AUGUST 26, 1999
EXECUTED AND DELIVERED AT ATLANTA, GEORGIA

         FOR VALUE RECEIVED, on August 26, 1999, the undersigned, DAVID R. PROCTOR, an individual resident of the State of Texas ("Maker"), having a mailing address of 5834 Westlope Drive, Austin, TX 78731 promises to pay to the order of CyberGuard Corporation, a Florida corporation ("Payee"), or its registered assigns (Payee or such registered assigns at the time being the registered holder or holders hereof are hereinafter collectively referred to as the ("Holde"), at 2000 West Commercial Boulevard, Suite 200, Fort Lauderdale, Florida, or at such other place as the Holder hereof may direct in writing, the aggregate principal sum of One Hundred Thousand dollars ($100,000), from the date hereof on the unpaid principal amount, as follows:

         1. Interest. This Note shall not bear interest so long as the Maker waives his right to receive interest payments pursuant to that certain Promissory Note of CyberGuard Corporation dated of even date herewith payable to Maker in the amount of $150,000 (the "CyberGuard Note"). If the Maker elects to receive interest under the CyberGuard Note, then the unpaid principal amount hereof shall bear interest at the rate of 11.5% per annum, payable in monthly installments on the first day of each month.

         2. Principal Payments. Until paid in full, this Note shall be paid (i) by Payee's withholding all of the salary of the Maker (other amounts currently being withheld for taxes, employee benefits and the like) during each pay period in effect while Maker is employed with CyberGuard Corporation and (ii) in cash upon the earlier of (a) the termination of Maker's employment with Payee for any reason or (b) June 26, 2000.

         3. Default. This Note may be declared in Default and the entire amount of this Note, including the principal balance then outstanding, together with all interest accrued thereon, shall become immediately due and payable, at the option of Payee and without further notice, if (a) any payment of principal or interest due hereunder is not paid when due; or (b) Maker becomes subject to any bankruptcy, insolvency, receivership or debtor relief proceedings and, in the case of any such proceedings initiated against Maker, the same have not been discharged within sixty (60) days after institution; or (c) Maker makes an assignment for the benefit of creditors, or admits in writing an inability to pay its debts generally as they become due; or (d) Maker fails to comply with or perform any covenant, agreement or condition of this Note. The failure of the Holder to exercise any right or remedy hereunder shall not be deemed to be a release or waiver of any obligation or liability of the Maker.

         4. Prepayment. The Maker may prepay this Note, in whole or in part, at any time, without penalty.

         5. Security for Repayment. This Note is secured by a Pledge and Security Agreement dated of even date herewith between Maker and Payee (the "Pledge Agreement") pursuant to which Payee has pledged (collectively, the "Collateral"): (i) the CyberGuard Note and (ii) warrant issued by CyberGuard Corporation to purchase 150,000 shares of common stock of CyberGuard Corporation. This is a non-recourse Note. In the event of a default hereunder, the Payee shall have recourse only to the Collateral for collection of such costs and expenses.

         6. Waivers. Maker hereby waives presentment for payment, notices of non-performance or nonpayment, protest, notices of protest, notice of dishonor, diligence in bringing suit hereon against any party hereto and notice of acceleration, and further consent to any extension of time for payment hereunder (whether one or more), any renewal hereof (whether one or more), any substitution or release of any collateral, and any addition or release of any party liable for payment of this Note. Any such extension, renewal, substitution or release may be made by the Holder without notice to any such party and without discharging such party's liability hereunder.

         7. Collection Costs; Attorneys' Fees. Maker agrees to pay all expenses and costs of collection, including all reasonable attorneys' fees and expenses as awarded by a court, court costs, and similar costs incurred by the Holder in connection with the enforcement of this Note, endeavoring to collect any amounts payable hereunder, whether by acceleration or otherwise.

SUBORDINATION AGREEMENT                                   COAST BUSINESS CREDIT
-------------------------------------------------------------------------------


         8. Partial Invalidity. If any provision of this Note or the application thereof to any party or circumstances is held invalid or unenforceable, the remainder of this Note and the application of any such provision to other parties or circumstances shall not be affected thereby, the provisions of this Note being severable in any such instance. No invalid provision hereof shall affect or impair any other provision of this Note.

         9. Conflict. This Note is issued pursuant to a Loan Agreement entered into on the date hereof between Maker and Payee (the "Loan Agreement"). In the event of a conflict as between the terms and conditions hereof and the terms and conditions of the Loan Agreement, the terms and conditions of this Note shall control. In lieu of any such conflict of terms both documents shall be of equal force and effect.

         10. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Florida, without regard to conflict of law principles.

         11. Amendments. Any amendment or modification to this Note shall not be effective unless signed in writing by the Holder.

         12. Headings; Construction. The headings of the sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof, words used herein of any gender shall be construed to include any other gender where appropriate, and words used herein which are either singular or plural shall be construed to include the other where appropriate.

         13. Successors and Assigns. All of the covenants, stipulations, promises, and agreements in this Note contained by or on behalf of Maker shall bind its successors and assigns, whether so expressed or not; provided, however, that Maker may not, without the prior consent of the Holder, assign any rights, duties, or obligations under this Note.

         14. Maximum Interest Rate. Regardless of any provision contained herein, or in any other documents or instruments executed in connection herewith, the Holder hereof shall never be entitled to receive, collect, or apply, as interest hereon, any amount in excess of the Highest Lawful Rate and in the event the Holder hereof ever receives, collects, or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the principal hereof is paid in full, any remaining excess shall be refunded to Maker. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, Maker and the Holder hereof shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) spread the total amount of interest throughout the entire contemplated term hereof; provided that if the interest received for the actual period of existence hereof exceeds the Highest Lawful Rate, the Holder hereof shall either apply or refund to Maker the amount of such excess as herein provided, and in such event the Holder hereof shall not be subject to any penalties provided by any laws for contracting for, charging, or receiving interest in excess of the Highest Lawful Rate. For purposes of this Note, the term ?Highest Lawful Rate? shall mean, at any given time, the maximum nonusurious interest rate, if any, that may be contracted for or received on the indebtedness evidenced by this Note under applicable federal and state laws.

         15. NO ORAL AGREEMENTS. THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         16. WAIVER OF TRIAL BY JURY. MAKER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING FROM ANY SOURCE INCLUDING, BUT NOT LIMITED TO, THE CONSTITUTION OF THE UNITED STATES OR ANY STATE THEREIN, COMMON LAW OR ANY APPLICABLE STATUTE OR REGULATIONS. MAKER ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

SUBORDINATION AGREEMENT                                   COAST BUSINESS CREDIT
-------------------------------------------------------------------------------

                                     MAKER:


                                     ------------------------------------------
                                     David R. Proctor


STATE OF GEORGIA            )
                            ) SS
COUNTY OF _________         )

         The foregoing instrument was acknowledged before me this 26th day of August, 1999, by David R. Proctor. He is (check one) _____ personally known to me or ____ has produced a _____________ drivers license as identification.



                                    Signature:
                                               --------------------------------
                                    Print Name
                                               --------------------------------
                                    State of
                                             ----------------------------------


[Notary Seal]                       Commission#:


                                    My Commission Expires:

SUBORDINATION AGREEMENT                                   COAST BUSINESS CREDIT
-------------------------------------------------------------------------------


                         PLEDGE AND SECURITY AGREEMENT

         This Pledge and Security Agreement ("Pledge Agreement") is made this 26th of August, 1999, by and between David Proctor, an individual resident of the State of Florida ("Pledgor") and CyberGuard Corporation, a Florida corporation ("Pledgee").

                                    RECITALS

         Pledgor has executed that certain promissory note ("Note") of even date herewith in favor of Pledgee in the original principal amount of $100,000, which Note is attached hereto and incorporated herein as Exhibit "A."

         As security for Pledgor's obligations under the Note ("Note Obligations"), as and when required by the Note, Pledgor is required to pledge and to grant to Pledgee a security interest in and lien upon the "Collateral" (as hereinafter defined).

         NOW THEREFORE, in order to induce Pledgee to accept the Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Pledge.

                  (a) To secure the payment and performance of all Note Obligations, Pledgee hereby grants, transfers and pledges to Pledgor, and grants to Pledgee a security interest in, all of Pledgor's now existing and hereafter arising right, title and interest in, under and to the following (the "Collateral"):


                           (i) One Promissory Note of CyberGuard Corporation in
the principal amount of $150,000 payable to Pledgor, together with all new, substituted and additional notes made at any time with respect to this Note (the "Pledged Note"); or such substituted Collateral as may be reasonably acceptable to the Pledgee;

                           (ii) One Warrant to purchase 150,000 shares of
CyberGuard Corporation, together with all new, substituted and additional warrants made at any time with respect to such Warrant (the "Pledged Warrants"); or such substituted Collateral as may be reasonably acceptable to the Pledgee;

                           (iii) Any and all now existing and hereafter arising
rights of the holder of the Collateral or any substituted Collateral with respect to all rights to payment of any kind, including cash and non-cash dividends, instruments and other property, from time to time received, receivable or otherwise distributed on account of, or in exchange for, the Pledged Note or Pledged Warrant or any substituted Collateral; and


                           (iv) All proceeds of the foregoing Collateral,
including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and including, without limitation, all rights to payment, interest, or other property receivable or received on account of the Collateral or proceeds thereof.

                  (b) Pledgor hereby irrevocably appoints Pledgee as its true and lawful attorney-in-fact, with full power of delegation, substitution and assignment, as follows: (i) to execute, deliver, file and record, on Pledgor's behalf and in Pledgor's name, financing statements and all such other security and agreements, contracts, documents and instruments; (ii) to give notice of Pledgee's rights in the Collateral and to enforce the same; (iii) to receive, endorse, and collect all instruments made payable to Pledgor, representing any payment or distribution in respect of the Collateral or any part thereof and to give full discharge therefor, which irrevocable power shall become effective without further action upon the occurrence of an "Event of Default" (as hereinafter defined); and (iv) to do such other acts as Pledgee, in its sole discretion, may deem necessary or desirable to perfect or protect the security interest hereby created and to carry out the purposes and intents of this Pledge Agreement, Pledgor hereby ratifying and confirming all that Pledgee may do in that regard, acknowledging that this power of attorney is coupled with an interest, and agreeing to pay all reasonable costs and expenses in connection therewith, provided, however, that Pledgee shall have recourse only to the Collateral for collection of such costs and expenses.

SUBORDINATION AGREEMENT                                   COAST BUSINESS CREDIT
-------------------------------------------------------------------------------


         2. Conversion of Note/Exercise of Warrant. In the event that the Pledgor desires to convert the Pledged Note or exercise the Pledged Warrant in accordance with the terms thereof, then the Pledgee shall permit such conversion or exercise and shall replace the Collateral with a substitute Pledged Note or Pledged Warrant reduced in amount to reflect such exercise; provided, however, that the following conditions shall apply:

                  (a) The Pledged Note may be not be converted in whole until the Note is paid in full and may not be converted in part if, after such partial conversion, the principal amount of the Pledged Note will be less than the principal amount of the Note secured by the Pledged Note at the time of conversion; and

                  (b) The Pledged Warrant may not be exercised in whole until the Note is paid in full and may not be exercised in part if, after such partial exercise, the number of shares remaining issuable upon exercise of the Pledged Warrant is less than the dollar amount of the principal outstanding of the Note at the time of exercise.

         3. Indebtedness Secured. The security interest created hereby is given for the purpose of securing payment by Pledgor to Pledgee of all Note Obligations required pursuant to the Note.

         4. Representations and Warranties of Pledgor. Pledgor hereby represents, warrants, and agrees that:

                  (a) The execution and delivery by Pledgor of, and the performance by Pledgor of all of its obligations under, this Pledge Agreement will not violate any applicable law or any contract or agreement by which Pledgor is bound;

                  (b) Pledgor has granted no security interest in any Collateral or the proceeds thereof, except in favor of Pledgee;

                  (c) This Pledge Agreement constitutes a legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms;

                  (d) There is no action, suit, or proceeding pending, or to the best of Pledgor's knowledge threatened, against Pledgor which could reasonably be expected to adversely affect the Collateral or Pledgor's property or financial condition; and

                  (e) The sole owner of the Collateral is the Pledgor (or, in the case of after-acquired Collateral, at the time Pledgor acquires rights in the Collateral, Pledgor will be the sole owner thereof).

         5. Covenants of Pledgor. Until such time as all the Note Obligations have been satisfied in full or all payments required under the Note have been made, unless Pledgee otherwise consents in writing:

                  (a) Pledgor shall: (i) at the request of Pledgee, at any time and from time to time, execute and deliver to Pledgee all financing statements and other documents reasonably deemed necessary or advisable by Pledgee in order more fully to evidence and perfect the security interest in the Collateral; (ii) promptly furnish Pledgee with any information which Pledgee may reasonably request concerning the Collateral; (iii) allow Pledgee to inspect all records of Pledgor relating to the Collateral and to make and take away copies of such records; (iv) do all acts which may be necessary to preserve, maintain, and protect the Collateral and the value thereof and Pledgor's rights and interests therein; (v) pay all taxes, assessments, and other charges imposed on or relating to the Collateral, except such taxes, if any, as are being contested in good faith by appropriate proceedings and by reason of such nonpayment and contest no material item or portion of the Collateral is in jeopardy of being attached or forfeited; and (vi) pay all reasonable costs and expenses, including reasonable attorneys' fees, incurred by Pledgee in connection with the enforcement of this Pledge Agreement, provided, however, that Pledgee shall have recourse only to the Collateral for collection of such costs and expenses.

                  (b) Pledgor shall not, without prior written consent, (i) sell, assign, exchange, transfer, encumber, or otherwise dispose of, or contract to sell, assign, exchange, transfer, encumber, or otherwise dispose of (collectively, "Transfer"), any of the Collateral or any part thereof or any interest therein, or (ii) take any action

SUBORDINATION AGREEMENT                                   COAST BUSINESS CREDIT
-------------------------------------------------------------------------------


with respect to the Collateral which is inconsistent with the provisions or purposes of this Pledge Agreement or which would adversely affect the rights of Pledgee hereunder.

         6. Events of Default and Remedies.

                  (a) The occurrence of any of the following events shall constitute an "Event of Default" hereunder: The breach by Pledgor of any term, provision or covenant of this Pledge Agreement or any event of default under the Note (other than the failure to make any principal payment required in Paragraph 1 of the Note) upon the lapse of the "Notice and Cure Period" (as defined below) and the Pledgor's failure to remove or alleviate the event, fact or condition giving rise to such alleged default during the Notice and Cure Period.

                  (b) Upon the occurrence of any Event of Default, Pledgee shall have all rights and remedies of a secured party under the Uniform Commercial Code.

                  (c) "Notice and Cure Period" shall mean the date immediately the ten (10) day period commencing upon the date on which an event as described under Section 6(a) hereof occurs.

         7. Release of Collateral.

                  (a) This Pledge Agreement, the Collateral and all obligations of Pledgor hereunder shall be released when the Note has been paid in full and all Note Obligations required thereunder have been made.

                  (b) Upon the release of any Collateral pursuant to this
Section 7, Pledgee shall execute, deliver, file and record all documents and instruments, or shall cause such to be done, all acts or instruments reasonably required by Pledgor to evidence such release.

         8. Amendments; Waivers. Neither this Pledge Agreement nor any provision hereof may be amended, modified, waived, discharged, or terminated nor may any of the Collateral be released except by an instrument in writing duly signed by or on behalf of Pledgee and Pledgor. No failure or delay on the part of Pledgee in exercising any right, power, or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder.

         9. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

         To the Pledgee:                              To the Pledgor:
         ---------------                              ---------------
         CyberGuard Corporation                       David R. Proctor
         2000 West Commercial Boulevard               5834 Westlope Drive
         Fort Lauderdale, Florida  33309              Austin, Texas  78731

         Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

         10. Further Assurances. The parties shall cooperate and take such actions, and execute such other documents as either may reasonably request in order to carry out the provisions or purpose of this Pledge Agreement.

         11. Entire Agreement; Amendments and Waivers. This Pledge Agreement, together with all exhibits hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior




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SUBORDINATION AGREEMENT                                   COAST BUSINESS CREDIT
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agreements, understanding, negotiations and discussions, whether oral or written, of the parties. No supplement, amendment, modification or waiver of this Pledge Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Pledge
Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

         12. Binding Agreement. This Pledge Agreement and the terms, covenants, and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Pledgee shall not be permitted to transfer, convey, or assign this Pledge Agreement or any interest herein without the prior written consent of Pledgor.

         13. Invalidity. In the event that any one or more of the provisions contained in this Pledge Agreement or in any other instrument referred to herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision of this Pledge Agreement or any other such instrument.

         14. Miscellaneous. All words used herein in the plural shall be deemed to have been used in the singular, and all words used herein in the singular shall be deemed to have been used in the plural, where the context and construction so require. Section headings in this Pledge Agreement are included for convenience of reference only and are not a part of this Pledge Agreement for any other purpose.

         15. Governing Law. This Pledge Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.


         16. Counterparts. This Pledge Agreement may be executed in one or more counterparts, each one of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Pledge Agreement via telephone facsimile transmission shall be effective as delivery of a manually executed counterpart of this Pledge Agreement.

                                     *****

         IN WITNESS WHEREOF, the parties have duly executed this Pledge Agreement on the date first above written.



                                    PLEDGOR



                                    -------------------------------------------
                                    David R. Proctor



                                    PLEDGEE

                                    CyberGuard Corporation



                                    -------------------------------------------
                                    By:
                                    Its:


<




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SUBORDINATION AGREEMENT                                   COAST BUSINESS CREDIT
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STATE OF GEORGIA                )
                                ) SS
COUNTY OF _________             )

         The foregoing instrument was acknowledged before me this 26th day of August, 1999, by David R. Proctor. He is (check one) _____ personally known to me or ____ has produced a _____________ drivers license as identification.



                                    Signature:
                                               --------------------------------
                                    Print Name
                                              ---------------------------------
                                    State of
                                             ----------------------------------



[Notary Seal]                       Commission#:


                                    My Commission Expires:






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